UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under § 240.14a-12

PROCACCIANTI HOTEL REIT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☒   No fee required.
☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED OCTOBER 17, 2025
PROCACCIANTI HOTEL REIT, INC.
1140 Reservoir Avenue
Cranston, RI 02920-6320
[•], 2025
Dear Stockholder:
You are cordially invited to attend our 2024 Annual Meeting of Stockholders to be held on December 19, 2025, at 10:00 A.M. local time at our offices located at 1140 Reservoir Avenue, Cranston, RI, 02920-6320.
The matters expected to be acted upon at the meeting are described in the following Notice of the 2025 Annual Meeting of Stockholders and Proxy Statement.
Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Procaccianti Hotel REIT, Inc. and for a discussion of the business to be considered at the meeting.
It is important that you use this opportunity to take part in the affairs of Procaccianti Hotel REIT, Inc. by voting on the business to come before this meeting. I urge you to authorize a proxy to vote your shares via the Internet, or by calling the toll-free telephone number, or by signing, dating and promptly returning your proxy card enclosed with the proxy materials. For special instructions on how to vote your shares, please refer to the instructions on the proxy card. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
We look forward to seeing you at the meeting.
Sincerely,

James A. Procaccianti Chief Executive Officer, President and Chairman of the Board of Directors

PROCACCIANTI HOTEL REIT, INC.
1140 Reservoir Avenue
Cranston, RI 02920-6320
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 19, 2025
To Procaccianti Hotel REIT, Inc. Stockholders:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of Procaccianti Hotel REIT, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on December 19, 2025, at 10:00 A.M. local time at our offices located at 1140 Reservoir Avenue, Cranston, RI, 02920-6320. The purposes of the meeting are to:
1.
consider and vote upon the re-election of five directors to hold office until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.
consider and vote upon the second amendment and restatement of the advisory agreement with Procaccianti Hotel Advisors, LLC, our Advisor; and

3.
transact such other business as may properly come before the 2025 Annual Meeting of Stockholders or any adjournment or postponement thereof.

The proposals and other related matters are discussed in the following pages, which are made part of this notice.
Only stockholders of record at the close of business on October 14, 2025 are entitled to receive this notice and to vote at the 2025 Annual Meeting of Stockholders. We reserve the right, in our sole discretion, to adjourn or postpone the 2025 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 19, 2025.
THE ACCOMPANYING PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT https://web.viewproxy.com/PRXK. If you have any questions about the proxy statement or would like additional copies of the proxy statement, please contact our proxy agent, Alliance Advisors, at 1-855-206-1341 or write to Alliance Advisors, 150 Clove Road, Little Falls, NJ 07424.
You may obtain directions to attend the 2025 Annual Meeting of Stockholders of the Company by calling (401) 946-4600, ext. 140.
All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.
Sincerely,
By Order of the Board of Directors

Ron Hadar Secretary
Cranston, Rhode Island
[•], 2025
PLEASE VOTE — YOUR VOTE IS IMPORTANT

PROCACCIANTI HOTEL REIT, INC.
1140 Reservoir Avenue
Cranston, RI, 02920-6320
PROXY STATEMENT
QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2025 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.
Q:
Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because our board of directors (the “Board”) is soliciting your proxy to vote your shares of the Company’s common stock at the 2025 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement and the proxy card are being mailed to you on or about [•], 2025.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or give your proxy by telephone or over the Internet, you are giving us your permission to vote your shares of common stock at the annual meeting. The person who will vote your shares of common stock at the annual meeting is any of James A. Procaccianti, Gregory Vickowski, or Ron Hadar. They will vote your shares of common stock as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote “FOR ALL” of the director nominees and “FOR” the approval of the amendment and restatement of the advisory agreement. With respect to any other proposals that may be voted upon, they will vote in accordance with the recommendation of the Board or, in the absence of such a recommendation, in their discretion. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or submit your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or submit your proxy by telephone or over the Internet to us as soon as possible whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card unless you intend to change your vote.
Q:
When is the annual meeting and where will it be held?

A:
The annual meeting will be held on December 19, 2025, at 10:00 A.M. Eastern Time at our offices located at 1140 Reservoir Avenue, Cranston, RI, 02920-6320.

Q:
How many shares of common stock can vote?

A:
As of the close of business on the record date of October 14, 2025, there were 3,859,667 shares of our Class K common stock (“K Shares”) issued and outstanding, 1,427,448 shares of our Class K-I common stock (“K-I Shares”) issued and outstanding and 581,410 shares of our Class A common stock (“A Shares”) issued and outstanding. Every stockholder of record as of the close of business on the record date, is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes. For purposes of this proxy statement, when we refer to common stock, we are referring to K Shares, K-1 Shares, and A Shares.

Q:
What is a “quorum”?

A:
A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares as of the record date. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum. Broker non-votes will also be counted to determine whether a quorum is present. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Q:
What may I vote on?

A:
At the annual meeting, you will be asked to (i) consider and vote upon the election of five directors, each to hold office for a one-year term expiring at the 2026 Annual Meeting of Stockholders and until his successor is duly elected and qualifies; (ii) consider and vote upon the amendment and restatement of the advisory agreement; and (iii) transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Q:
How does the Board recommend I vote on the proposals?

A:
The Board unanimously recommends that you vote your shares “FOR ALL” nominees for election as director who are named as such in this proxy statement and “FOR” the approval of the amendment and restatement of the advisory agreement. No director has informed us that he intends to oppose any action intended to be taken by us.

Q:
Who is entitled to vote?

A:
Anyone who owned our common stock at the close of business on October 14, 2025, the record date, is entitled to vote at the annual meeting.

Q:
What vote is required to approve each proposal that comes before the annual meeting?

A:
To elect the director nominees, the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. There is no cumulative voting in the election of our directors. Abstentions and broker non-votes will count as votes against the proposal to elect the director nominees.

To approve the amended and restated advisory agreement proposal, the affirmative vote of a majority of the shares of the Company’s common stock cast in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. Any shares not voted, whether by abstention, broker non-vote or otherwise, does not impact the result of the vote.
Q:
How do I vote?

A:
You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may submit their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may submit a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you also may submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted (i) FOR ALL nominees for director, (ii) FOR the approval of the amendment and restatement of the advisory agreement, and (iii) with respect to any other proposals to be voted upon, in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxies.
Q:
Will my vote make a difference?

A:
Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum.

THEREFORE, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.
Q:
What if I return my proxy card and then change my mind?

A:
You have the right to revoke your proxy at any time before the vote by:

(1)
notifying Ron Hadar, our Secretary, in writing at our offices located at 1140 Reservoir Avenue, Cranston, RI, 02920-6320;

(2)
attending the meeting in person to vote; or

(3)
authorizing another proxy again at a later date using the same procedure as set forth above, but before the annual meeting date.

Only the most recent submitted vote will be counted, and all other prior submitted votes will be discarded regardless of the method of voting.
Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the annual meeting other than the election of directors, and amending the advisory agreement, if any other business is properly presented at the annual meeting, your proxy gives authority to James A. Procaccianti, our Chief Executive Officer, President and Chairman of the Board, Gregory Vickowski, our Chief Financial Officer and Treasurer, and Ron Hadar, our Secretary, to vote on such matters in accordance with the recommendation of the Board or, in the absence of such a recommendation, in their discretion.

Q:
Is this proxy statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, our directors and officers, or employees of Procaccianti Hotel Advisors, LLC, our Advisor, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers or to employees of affiliates of our Advisor for such services. We have retained Alliance Advisors, LLC (“Alliance Advisors”) to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of services incidental to the proxy solicitation to be approximately $15,500, excluding out of pocket expenses.

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all the costs of soliciting these proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:
If I plan to attend the annual meeting in person, should I notify anyone?

A:
While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll-free at (877) 227-4141 to let us know that you will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:
If I share my residence with another stockholder of the Company, how many copies of the proxy statement should I receive?

A:
The SEC has adopted a rule concerning the delivery of disclosure documents that allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notice of availability of proxy materials, or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and the Company. It reduces the volume of duplicative information received at your household and helps the Company reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instructions.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Alliance Advisors at 1-855-206-1341 or write to Alliance Advisors, 150 Clove Road, Little Falls, NJ 07424. If you are a stockholder that receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent.
Q:
Whom should I call if I have any questions?

A:
If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Alliance Advisors, LLC
150 Clove Road
Little Falls, NJ 07424
Toll-Free: 1-855-206-1341

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
At the annual meeting, you and the other stockholders will vote on the election of all five members of our Board. Those persons elected will serve as directors until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The Board has nominated the following people for reelection as directors:
•
James A. Procaccianti

•
Gregory Vickowski

•
Lawrence Aubin

•
Thomas R. Engel

•
Ronald S. Ohsberg

Each of the nominees for director is a current member of our Board. The principal occupation and certain other information about the nominees are set forth below. James A. Procaccianti is the sibling of Elizabeth Procaccianti, who is the Chief Operating Officer of our Advisor. We are otherwise not aware of any family relationships among any of the nominees to become directors or any of the executive officers of the Company or of our Advisor. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.
If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the Board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.
Vote Required; Recommendation
The vote of holders of a majority of all shares present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the Board, is necessary for the election of a director. This means that a nominee for the Board needs to receive more votes for his or her election than withheld from or present but not voted in his or her election in order to be elected to the Board. Because of this requirement, “withheld” votes and broker non-votes will have the effect of a vote against each nominee for the Board. If an incumbent nominee for the Board fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.
THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR ALL” OF THE NOMINEES FOR ELECTION AS DIRECTORS.

CERTAIN INFORMATION ABOUT MANAGEMENT
Board of Directors
In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our Board.
Board Membership Criteria and Selection of Directors
The Board annually reviews the appropriate experience, skills and characteristics required of Board members in the context of the then-current membership of the Board. This assessment includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or real estate brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the Board shall be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.
The Board is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our Board. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.
In its nomination review process, our Board solicits candidate recommendations from its own members and management of the Company. We have not and do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our Board also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our Board, recommendations made by stockholders must be submitted within the time frame required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our Board will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our Board) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
In considering possible candidates for election as a director, the Board is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our Board may also consider an assessment of its diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.
Director Nominees
Our Board has nominated each of the following individuals for election as a director to serve until our 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify. Messrs. Aubin, Engel and Ohsberg are independent directors.

Name	Age	Positions
James A. Procaccianti	67	President, Chief Executive Officer, & Chairman of the Board of Directors
Gregory Vickowski	64	Chief Financial Officer, Treasurer, Director
Lawrence Aubin	80	Independent Director
Thomas R. Engel	81	Independent Director
Ronald S. Ohsberg	61	Independent Director
James A. Procaccianti has served as our president, Chief Executive Officer and Chairman of the Board since August 2016, and is responsible for overall strategic planning, organizational development, new business development, investor relations, franchise relations, and acquisitions. Mr. Procaccianti has served as the President and Chief Executive Officer of Procaccianti Companies, Inc., our Sponsor, and its predecessors since February 1980. In addition, he has served as a manager of Procaccianti Hotel Advisors, LLC, our Advisor, since August 2016 and has served on our Advisor’s investment committee since August 2016.
For more than 30 years Mr. Procaccianti has been in the business of acquiring, renovating, and managing investment real estate. Mr. Procaccianti possesses the hands-on experience that can only come from having owned, managed, or developed over 20 million square feet of real estate — billions of dollars of commercial and residential properties. In the hospitality industry, Mr. Procaccianti has owned, operated, and managed more than 100 hotels. Mr. Procaccianti has developed franchise relationships with top hotel brand families, such as Hyatt, Marriott, Hilton, Starwood, and InterContinental Hotels Group, or IHG. Additionally, he has completed numerous complex acquisitions with national institutional real estate investors, such as GE Pension Trust, Starwood, FelCor Lodging, Lend Lease, Host Marriott/Marriott International, Bank of America, and CalPERS, the largest public employee pension fund in the United States.
Mr. Procaccianti is a highly active corporate citizen, serving on multiple executive boards, including the board of trustees for Rhode Island Hospital, the advisory committee for Hasbro Children’s Hospital, and the board of directors for Crossroads RI, Rhode Island’s largest homeless shelter. Additionally, Mr. Procaccianti established the Procaccianti Family Foundation, which provides monetary and in-kind support for dozens of nonprofit organizations. Providence Business News recognized Mr. Procaccianti as one of the top 25 ‘Driving Forces’ for his contributions to the Rhode Island business community for his efforts and success over the past twenty-five years. Mr. Procaccianti attended Bryant University in Smithfield, Rhode Island.
Mr. Procaccianti was selected to serve as a director and chairman because of his extensive hotel, real estate and capital markets experience, in addition to his leadership role with our Sponsor, all of which are expected to bring valuable insight to the Board.
Gregory Vickowski has served as our Chief Financial Officer and Treasurer since August 2016. Mr. Vickowski also has served as Chief Financial Officer of our Sponsor, its subsidiaries, and predecessors and TPG Hotels & Resorts, Inc. since December 2005. In addition, Mr. Vickowski has served as a manager of our Advisor and on its investment committee since August 2016. Mr. Vickowski is responsible for raising and negotiating equity and debt financing, negotiation of purchase and sale agreements in support of asset acquisitions and dispositions, and participating in hotel management/franchise company selection, contract negotiation, and implementing our investment strategy and asset management for our investment portfolio while also overseeing all areas of accounting and management information systems. Mr. Vickowski also oversees the management of our Sponsor’s other investment funds, which have assets with a gross value of nearly $1 billion.
Mr. Vickowski joined the predecessor of our Sponsor as corporate controller in 1988 and has been instrumental in growing our Sponsor into a nationally recognized hospitality organization. Mr. Vickowski has more than 25 years of hospitality industry experience encompassing all aspects of hotel investment and ownership. Mr. Vickowski has sourced direct deals and developed creative partnerships/ownership structures, has been involved in the review of hundreds of real estate investment transactions, and has negotiated contracts with virtually every major hospitality brand. Mr. Vickowski has developed long-standing relationships with key industry brokers and leading lenders, has completed complex purchase transactions with Met Life, Starwood, Host Marriott, Lend Lease, IHG, Hyatt, Hilton, Lowe Enterprises, FelCor Lodging, and CalPERS, and has completed equity investments with Och-Ziff, CalPERS, Rockpoint, and others.
Prior to joining our Sponsor, Mr. Vickowski worked for a real estate development company where he was responsible for finance and information technology. He also served as a member of the management team at an international architectural firm in corporate finance. Mr. Vickowski earned a bachelor’s degree from the University of Massachusetts-Dartmouth in business administration, a master’s degree from the University of Rhode Island in Kingston, Rhode Island in Business with course concentrations in finance and MIS and a master’s degree in taxation from Bryant University in Smithfield, Rhode Island. Mr. Vickowski is a member of the Pension Real Estate Association and the Hotel Asset Management Association.
Mr. Vickowski was selected to serve as a director because of his extensive financial and investment expertise and experience in hotel, real estate and capital markets, in addition to his leadership role as Chief Financial Officer with our Sponsor, all of which are expected to bring valuable insight to the Board.
Lawrence Aubin has served as an independent director since August 2016. Mr. Aubin has served as the President and Chief Executive Officer of Aubin Corporation, a commercial and industrial development firm headquartered in Seekonk, Massachusetts since November 1983. An active corporate and community leader, Mr. Aubin has focused his service on support of organizations that are intrinsic to the regional economy and essential to growth in human capital and quality of life in southeastern New England.
Since October 2014, Mr. Aubin has served as the chairman of Lifespan Corporation, a Rhode Island-based health network encompassing Rhode Island Hospital, Hasbro Children’s Hospital, The Miriam Hospital, Newport Hospital, and Bradley Hospital as well as Gateway Healthcare, the region’s largest behavioral health provider, Mr. Aubin previously served as Vice Chairman of the Lifespan Board of Director’s Co-chairman of the combined Board of Trustees of Rhode Island Hospital and The Miriam Hospital, and Chairman of the Board of Trustees of Rhode Island Hospital.
At the Board level, Mr. Aubin helped to lead strategic investments and realignments supporting new levels of innovation, effectiveness, and efficiency among Lifespan’s member organizations — including the blending of the unique strengths of two distinguished teaching hospitals, Rhode Island Hospital and The Miriam Hospital. Mr. Aubin has also chaired or served on the Lifespan Development Committee, Finance Committee, and Facilities Committee — helping to transform the Rhode Island Hospital campus through construction of the Bridge Building, the Emergency Department, the Comprehensive Cancer Center, new surgical suites, and a pediatric imaging center, and restoration of the historic Jane Brown Building to create state-of-the-art clinical space. Mr. Aubin is a member of the Commercial Banking Advisory Board of Citizens Bank and has contributed his expertise to the boards of several leading regional financial institutions —  including Durfee-Attleboro Bank, South Shore Bank, and Bank of Boston — over the past four decades. Since 2009, Mr. Aubin has served as a member of the Providence College Business Advisory Council.
Mr. Aubin was selected to serve as a director because of his extensive leadership skills in running large institutional organizations, in addition to his leadership and experience in the real estate industry, all of which are expected to bring valuable insight to the Board.
Thomas R. Engel has served as an independent director since August 2016. Mr. Engel has served as the President of T.R. ENGEL Group, LLC, since May 1998, a Boston-based, entrepreneurial hotel advisory and asset management firm. Mr. Engel is actively engaged as a hotel advisor and asset manager across three continents, working on the toughest and most sophisticated of client lodging assignments. Prior to forming T.R. ENGEL Group, Mr. Engel spent eight years as Executive Vice President, Equitable Real Estate Investment Management Inc., (Equitable/AXA) where he founded, then managed its $1.8 billion global Lodging and Leisure Group. Earlier he created/co-founded three lodging brands — Embassy Suites, Crowne Plaza Hotels & Resorts and Hawthorn Suites by Wyndham hotels. Mr. Engel has also served as a director of Eagle Hospitality Properties Trust (Formerly NYSE: EHP).
Mr. Engel entered the lodging business following an earlier career in brand management at Unilever and Revlon, Inc., New York City. Mr. Engel graduated from the University of St. Thomas and Northwestern University. He is an adjunct professor, Chairman Emeritus, Advisory Board, Boston University’s School

of Hospitality Administration, Member of American Hotel & Lodging Associations Investment and Management Committees, and a veteran of the United States Marine Corps Air Corps.
Mr. Engel was selected to serve as a director because of his extensive experience in the hospitality brands industry, prior board experience and leadership skills in the oversight of hospitality assets, all of which are expected to bring valuable insight to the Board.
Ronald S. Ohsberg has been an independent director since August 2016. Mr. Ohsberg also serves as the chairman of our audit committee. Mr. Ohsberg has been the Senior Executive Vice President, Chief Financial Officer and Treasurer of the Washington Trust Bancorp since February 2018, having joined the Washington Trust Bancorp as Senior Executive Vice President and Treasurer in June 2017. Washington Trust Bancorp offers a comprehensive range of financial services, including commercial banking, mortgage banking, personal banking, and wealth management and trust services through its offices located in Rhode Island, Connecticut and Massachusetts.
Previously, he served as Executive Vice President — Finance of Linear Settlement Services (“Linear”) since July 2016 in Middletown, Rhode Island. Linear provides nationwide title insurance and closing services pertaining to commercial and residential real estate transactions. Prior to joining Linear Settlement Services, Mr. Ohsberg spent twelve years at Citizens Financial Group (“Citizens”), a $138 billion Rhode Island-based bank holding company, in various capacities including Executive Vice President, Corporate Controller and Chief Accounting Officer since 2009. In this position, Mr. Ohsberg assisted in executing the largest United States commercial bank IPO in a series of four equity offerings aggregating $12.3 billion and established Citizens’ Sarbanes-Oxley public-company governance structure and procedures. Mr. Ohsberg was also responsible for all SEC and regulatory reporting and corporate accounting functions as well as a member of various corporate governance committees. Commencing in 2004 through 2009, he was Senior Vice President, Director of Corporate Reporting at Citizens responsible for all aspects of financial reporting to Citizens’ regulators and its parent company, Royal Bank of Scotland.
Mr. Ohsberg also worked at Bank of America’s predecessor FleetBoston Financial from 1992 to 2004 in various positions culminating as Senior Vice President, Director of Accounting. Mr. Ohsberg was responsible for the monthly accounting closing process and associated analytics of a $200 billion financial institution, in addition to managing the successful corporate-wide implementation of Sarbanes-Oxley procedures. Mr. Ohsberg started his career in the audit department at KPMG, an international audit, tax and advisory firm. Mr. Ohsberg received Bachelor of Science degrees in Accounting and Finance, and Master of Business Administration degree, from the University of Rhode Island. Mr. Ohsberg is also a Certified Public Accountant.
Mr. Ohsberg was selected to serve as a director because of his extensive financial, accounting and public company reporting and compliance expertise and experience, in addition to his leadership role with Linear, all of which are expected to bring valuable insight to the Board.
Attendance at Board Meetings and the Annual Stockholder Meeting
The Board held five meetings during the fiscal year ended December 31, 2024. Each of our incumbent directors attended at least 75% of the aggregate total number of meetings of our Board held during the period for which he served as a director and of the aggregate total number of meetings held by all committees of our Board on which he served during the periods in which he served.
Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting of Stockholders, we encourage all of our directors to attend.
Director Independence
As required by our charter, a majority of the members of our Board must qualify as “independent directors” as affirmatively determined by the Board. Our Board consults with our legal counsel and counsel to the independent directors, as applicable, to ensure that our Board’s determinations are consistent with our charter and applicable securities and other laws and regulations regarding the definition of “independent director.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the Board has determined that Messrs. Aubin, Engel and Ohsberg qualify as independent directors. A copy of our independent director definition, which is contained in our charter and complies with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, or the NASAA REIT Guidelines, is attached hereto as Appendix A. Although our shares are not listed for trading on any national securities exchange, our independent directors also meet the current independence and qualifications requirements of the New York Stock Exchange.
Committees of our Board of Directors
Audit Committee
The Board maintains one standing committee, the audit committee, to assist in fulfilling its responsibilities. The audit committee is composed of Messrs. Aubin, Engel and Ohsberg, all three of whom are independent directors. The audit committee reports regularly to the full Board and annually evaluates its performance. The audit committee meets periodically during the year, usually in conjunction with regular meetings of the Board. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our Board has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our website at www.prochotelreit.com by clicking on “Corporate Governance,” and then on “Audit Committee Charter.”
Although our shares are not listed for trading on any national securities exchange, all three members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. While all three members of the audit committee have significant financial and/or accounting experience, the Board has determined that Mr. Ohsberg satisfies the SEC’s requirements for an “audit committee financial expert” and has designated Mr. Ohsberg as our audit committee financial expert. The audit committee met five times during the fiscal year ended December 31, 2024.
Compensation Committee
Our Board believes that it is appropriate for our Board not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, and non-independent directors do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers or non-independent directors.
Nominating Board of Directors — Functions
We believe that our Board is qualified to perform the functions typically delegated to a nominating committee, and that the formation of a separate committee is not necessary at this time. Therefore, all members of our Board develop the criteria necessary for prospective members of our Board and participate in the consideration of director nominees. The primary functions of the members of our Board relating to the consideration of director nominees are to conduct searches and interviews for prospective director candidates, if necessary, review background information for all candidates for the Board, including those recommended by stockholders, and formally propose the slate of director nominees for election by the stockholders at the annual meeting.
Officer and Director Hedging
Our Board has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers and directors, as well as officers or employees of our Advisor, our Sponsor and their affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. Our common stock is not traded on any exchange, so there is no established market value for shares of our common stock. For the year ended December 31, 2024, there were no such hedging transactions by any of our officers and directors or by any officers or employees of our Advisor, our Sponsor and their affiliates, or any of their designees.
Communication with Directors
We have established procedures for stockholders or other interested parties to communicate directly with our Board. Such parties can contact the Board by mail at: Chairman of Procaccianti Hotel REIT, Inc. Audit Committee, c/o Corporate Secretary, 1140 Reservoir Avenue, Cranston, RI, 02920-6320.
The chairman of the audit committee will receive all communications made by these means, and will distribute such communications to such member or members of our Board as he deems appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the audit committee to the members of the audit committee for review.
Board Leadership Structure
Our Board believes that our Chief Executive Officer is well qualified and best situated to serve as Chairman of the Board because he is the Board member most familiar with the Company’s strategic business plan, real estate, public and capital markets and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategic initiatives. Independent Board members and management have different perspectives and roles in strategy development. Our independent Board members bring experience, oversight and expertise from outside our Company and industry, while the Chief Executive Officer brings company-specific experience and leadership.
We do not have a lead independent director. However, the Board believes, for the reasons set forth below, that our existing corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our Advisor. Some of the relevant processes and other corporate governance practices include:
•
A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full Board. In addition, all matters that relate to our Sponsor, our Advisor or any of their affiliates must be approved by a majority of the independent directors. The audit committee is comprised entirely of independent directors.

•
Each of our directors is elected annually by our stockholders.

•
Our advisor has a one-year contract, with an annual review by, and renewal subject to the approval, of our Board, including a majority of the independent directors. The fees paid to our Advisor must be deemed reasonable, as determined by our independent directors, on an annual basis.

The Board’s Role in Risk Oversight
The Board oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.
The Board is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of the Company’s executive officers and our Advisor. In particular, the Board may determine at any time to terminate our Advisor, and must evaluate the performance of our Advisor, and re-authorize the advisory agreement, on an annual basis.
In addition, the audit committee is responsible for assisting the Board in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The audit committee reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.
Code of Business Conduct and Ethics
Our Board has adopted a Code of Business Conduct and Ethics that is applicable to all members of our Board, our officers and employees, and the employees of our Advisor. The policy may be located on our website at www.prochotelreit.com by clicking on “Corporate Governance,” and then on “Code of Business Conduct and Ethics.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale or other disposition of shares of our common stock by our directors and officers that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations. Our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.
Compensation of Directors
Directors who are also officers or employees of our Advisor or their affiliates (Messrs. Procaccianti and Vickowski) do not receive any special or additional remuneration for service on the Board or any of its committees. Each non-employee director receives compensation for service on the Board and any of its committees as provided below:
•
an annual retainer of $27,500 (pro-rated for a partial term);

•
$1,000 for each board meeting attended in person;

•
$500 for each board meeting attended by telephone conference;

•
$500 for each audit committee meeting attended in person ($375 for attendance by the chairperson of the audit committee at each meeting of the audit committee);

•
$250 for each audit committee meeting attended by telephone conference; and

•
in the event that there is a meeting of the Board and one or more committees on a single day, the fees paid to each director will be limited to $1,500 per day.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board.
Our long-term incentive plan provides each new independent director that joins our Board with 250 restricted K Shares in connection to his or her initial election to the Board. In addition, in connection with an independent director’s re-election to our Board at each annual meeting of stockholders, he or she will receive an additional 250 restricted K Shares. Restricted K Shares issued to independent directors will vest in equal amounts annually over a four-year period on and following the first anniversary of the date of grant in increments of 25% per annum; provided, however, that the restricted K Shares will become fully vested on the earlier to occur of (1) the termination of the independent director’s service as a director due to his or her death or disability, or (2) a change in control of our company.
We have authorized and reserved 5,000,000 K Shares and 1,500,000 A Shares for issuance under our long-term incentive plan. Our long-term incentive plan authorizes the granting of restricted stock, stock options, restricted or deferred stock units, performance awards and other stock-based awards to directors, officers, employees and consultants of ours selected by our Board for participation in our long-term incentive plan. Restricted stock and stock options granted under the long-term incentive plan will not exceed an amount equal to 5% of the outstanding shares of our K Shares and A Shares on the date of grant of any such award. Any stock options granted under the long-term incentive plan will have an exercise price or base price that is not less than fair market value of our K Shares or A Shares on the date of grant.
Director Compensation Table
The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2024:
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensations Earnings	All Other Compensation	Total
James A. Procaccianti	$—	$—	$—	$—	$—	$—	$—
Gregory Vickowski	$—	$—	$—	$—	$—	$—	$—
Lawrence Aubin	$31,250	$—	$—	$—	$—	$—	$31,250
Thomas R. Engel	$31,250	$—	$—	$—	$—	$—	$31,250
Ronald S. Ohsberg	$31,250	$—	$—	$—	$—	$—	$31,250
Compensation Committee Interlocks and Insider Participation
We do not have a standing compensation committee and do not separately compensate our executive officers. Therefore, none of our executive officers participated in any deliberations regarding executive compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.
During the fiscal year ended December 31, 2024, James A. Procaccianti and Gregory Vickowski also served as officers, directors and/or key personnel of our Advisor, our property manager, and/or other affiliated entities. As such, they did not receive any separate compensation from us for services as our directors and/or executive officers. For information regarding transactions with such related parties, see the section entitled “Transactions with Related Persons, Promoters and Certain Control Persons.”
Executive Officers
In addition to Mr. Procaccianti, who serves as our Chairman and CEO, and Mr. Vickowski, who serves as one of our directors, CFO and Treasurer, and are listed under the heading, “Director Nominees,” the following individuals currently serve as our executive officers. The business address of each of our executive officers is: c/o Procaccianti Hotel REIT, Inc., 1140 Reservoir Avenue, Cranston, Rhode Island 02920.
Ron Hadar, age 57, has served as our Secretary and General Counsel since August 2016. Mr. Hadar has also served as our Sponsor’s Assistant General Counsel since August 2015 and became our Sponsor’s and TPG Hotels and Resorts, Inc.’s General Counsel in January 2016. Mr. Hadar has also served as our Advisor’s General Counsel since August 2016. He is responsible for all legal matters with respect to hotel development, acquisitions and divestitures, debt and capital placement, contracting matters, corporate governance, and asset management for Procaccianti Companies, Inc., its subsidiaries, and our Advisor.
Mr. Hadar has over 20 years of experience as a transactional business and real estate attorney. Mr. Hadar joined Procaccianti Companies, Inc. after serving as General Counsel to The Richmond Company, Inc., a real estate development company from June 2005 to June 2015, where he enjoyed a 10‑year career overseeing all legal matters with respect to the acquisition, development, and ownership of a variety of commercial and residential real estate assets. Prior to that role, Mr. Hadar was with several national and regional law firms in Boston, Massachusetts, where he focused on capital markets transactions and corporate and real estate matters.

Mr. Hadar received his law degree from The University of Denver, Sturm College of Law in 1995, in Denver, Colorado. He received his undergraduate degree from the University of Rochester in 1990, in Rochester, New York. Mr. Hadar is admitted to practice in the Commonwealth of Massachusetts and is an In House Attorney with the State of Rhode Island. In addition, he has been a lecturer with Massachusetts Continuing Legal Education on various real estate matters and a member of the Massachusetts, Rhode Island, and American Bar Associations.
Our executive officers have stated that there are no arrangements or understandings of any kind between them and any other person relating to their appointments as executive officers.
Compensation of Executive Officers
We have no employees. Our executive officers do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers. In addition, our board of directors believes that it is appropriate for our board not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, and non-independent directors do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers or non-independent directors. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.
Our executive officers are also officers of our Advisor, and its affiliates, including TPG Hotels and Resorts, Inc., and its affiliates and/or designees, our Property Manager, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under the advisory agreement and the property management and leasing agreement. We also reimburse our Advisor for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our Advisor and our property manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

EQUITY COMPENSATION PLAN INFORMATION
Securities Authorized for Issuance Under Equity Compensation Plans and Unregistered Sales of Equity Securities
We adopted the Long-Term Incentive Plan, pursuant to which our Board has the authority to grant restricted stock, stock options, restricted or deferred stock units, performance awards and other stock-based awards to persons eligible under the plan. The maximum number of shares of our stock that may be issued pursuant to the Long-Term Incentive Plan is not to exceed an amount equal to 5% of the outstanding shares of our K Shares and A Shares on the date of grant of any such award. The following table provides information regarding the Long-Term Incentive Plan as of December 31, 2024:
Plan Category	Number of Securities to Be Issued upon Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(1)	—	—	6,494,750
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	6,494,750

(1)
On February 11, 2019, we granted 500 shares of Class K common stock to each of our independent directors. On July 11, 2019, November 17, 2020, December 8, 2021, December 22, 2022, December 22, 2023, and January 17, 2025, respectively, we granted an additional 250 shares of Class K common stock to each of the three independent directors. The fair value of each share of our Class K common stock that was issued on both February 11, 2019 and July 11, 2019, was estimated at the date of grant at $10.00 per K Share. The fair value of each share of our Class K common stock issued on November 17, 2020, was estimated to be $8.56 per K Share. The fair value of each share of our Class K common stock issued on December 8, 2021 was estimated to be $9.85 per K Share. The fair value of each share of our Class K common stock issued on December 22, 2022 was estimated to be $10.29 per K Share. The fair value of each share of our Class K common stock issued on December 22, 2023 was estimated to be $11.53 per K Share. As of December 31, 2024, we had issued an aggregate of 5,250 shares of Class K common stock to our independent directors in connection with their appointment or re-election to our Board. Restricted share awards vest over a specified period of time or upon attainment of pre-established performance objectives.

The shares described above were not registered under the Securities Act and were issued in reliance on Section 4(a)(2) of the Securities Act.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
The following table sets forth information as of October 14, 2025 regarding the beneficial ownership of our common stock by each person known by us to own 5.0% or more of the outstanding shares of common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on the outstanding shares of common stock, as of October 14, 2025.
Beneficial Owner(1)	Number of Common Stock Beneficially Owned	Percent of All Common Stock Shares
TPG Hotel REIT Investor, LLC(2)	558,410	9.32%
Directors and Executive Officers
James A. Procaccianti	(3)	9.32%
Gregory Vickowski	(4)	9.32%
Lawrence Aubin(5)	2,000	*
Thomas R. Engel(5)	2,000	*
Ronald S. Ohsberg(5)	2,000	*
All executive officers and directors as a group (5 persons)	564,410	9.42%

*
represents less than 1.0% of the outstanding common stock

(1)
Unless otherwise indicated, the business address of each person listed is 1140 Reservoir Avenue, Cranston Rhode Island 02920.

(2)
TPG Hotel REIT Investor, LLC is owned by TPG Hotel REIT Investor Holdings, LLC and TPG Hotel REIT Investor Holdings II, LLC. As a result, the shares disclosed as beneficially owned by TPG Hotel REIT Investor, LLC are also included in the aggregate number of shares beneficially owned by each of Mr. Procaccianti and Mr. Vickowski. The address of each of TPG Hotel REIT Investor, LLC and TPG Hotel REIT Investor Holdings, LLC is 1140 Reservoir Avenue, Cranston, Rhode Island 02920.

(3)
Mr. Procaccianti is a managing member of TPG Hotel REIT Investor Holdings, LLC, which is the sole parent of TPG Hotel REIT Investor, LLC. As a managing member, Mr. Procaccianti possesses dispositive power with respect to the 558,410 shares of common stock owned by TPG Hotel REIT Investor, LLC, and as such, may be deemed to be the beneficial owner of such shares.

(4)
Mr. Vickowski is a managing member of TPG Hotel REIT Investor Holdings, LLC and TPG Hotel REIT Investor Holdings II, LLC, which are the parent companies of TPG Hotel REIT Investor, LLC. As a managing member, Mr. Vickowski possesses dispositive power with respect to the 558,410 shares of common stock owned by TPG Hotel REIT Investor, LLC, and as such, may be deemed to be the beneficial owner of such shares.

(5)
Independent Director.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of a company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and beneficial owners with more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports and written representations from our executive officers and directors, we believe that our executive officers and directors filed all reports required by Section 16(a) of the Exchange Act on a timely basis.

AUDIT COMMITTEE REPORT
Independent Auditors
Ernst & Young LLP (“E&Y”) is the independent registered public accounting firm selected by our audit committee for the fiscal year ending December 31, 2025. E&Y has served as our independent registered public accounting firm since 2016. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws. E&Y representatives will be present at the 2025 Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so.
The aggregate fees billed to us for professional accounting services by E&Y for the years ended December 31, 2024 and December 31, 2023 are respectively set forth in the table below.
	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit fees	$366,400	$367,100
Audit-related fees	—	—
Tax fees	72,295	118,840
All other fees	—	—
Total	$438,695	$485,940
For purpose of the preceding table, the professional fees are classified as follows:
•
Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, and audits of acquired properties or businesses or statutory audits for our subsidiaries or affiliates.

•
Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC rules promulgated pursuant to the Sarbanes Oxley Act of 2002.

•
Tax fees — These are fees for all professional services performed by professional staff in E&Y’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service (the “IRS”) and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•
All other fees — These are fees for other permissible work performed that do not meet the above-described categories, including a subscription to an accounting research website.

Pre-Approval Policies
The audit committee’s charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.

All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.
Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, including a subscription to an accounting research website, require specific pre-approval by the audit committee prior to the engagement of E&Y. All amounts specifically pre-approved by the chairman of the audit committee in accordance with this policy, are to be disclosed to the full audit committee at the next regularly scheduled meeting.
All services rendered by E&Y for the years ended December 31, 2023 and December 31, 2024 were pre-approved in accordance with the policies and procedures described above.
Report of the Audit Committee
Pursuant to the audit committee charter adopted by the Board, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The audit committee is composed of three independent directors. The Company’s management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing, and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.
In this context, in fulfilling its oversight responsibilities, the audit committee reviewed and discussed the 2024 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.
The audit committee reviewed with E&Y its judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and other matters required by the audit committee charter. In addition, the audit committee has received the written disclosures and the letter from E&Y required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence from the Company and its management. When considering the independence of E&Y, the audit committee considered whether its array of services to the Company beyond those rendered in connection with its audit of our consolidated financial statements and reviews of our consolidated financial statements, including our quarterly reports on Form 10-Q, was compatible with maintaining its independence. The audit committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for these services to, E&Y.
The audit committee discussed with E&Y the overall scope and plans for the audit. The audit committee meets periodically with E&Y, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2024 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
The Audit Committee of the Board of Directors: Ronald S. Ohsberg (Chairman) Thomas R. Engel Lawrence Aubin

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS
AND CERTAIN CONTROL PERSONS
Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2024 and as of June 30, 2025. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms no less favorable to us than those available from unaffiliated third parties.
Under SEC rules, a related person transaction is any transaction or any currently proposed transaction in which the Company was or is to be a participant, the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. A “related person” is a director, officer, nominee for director or a more than 5% stockholder since the beginning of our last completed fiscal year, and their immediate family members.
Each of our executive officers is affiliated with our Advisor and its affiliates. In addition, each of our executive officers also serves as an officer of our Advisor, property manager and/or other affiliated entities.
Substantially all of our business is conducted through Procaccianti Hotel REIT, L.P., a Delaware limited partnership that is wholly owned by us (the “Operating Partnership”). We are the sole general partner of the Operating Partnership. We are managed by our Advisor, Procaccianti Hotel Advisors, LLC (“PHA”) pursuant to an advisory agreement by and among us, our Operating Partnership and PHA. PHA is an affiliate of our Sponsor, Procaccianti Companies, Inc.
Advisory Agreement
The Company entered into the Amended and Restated Advisory Agreement on August 2, 2018, with PHA and the Operating Partnership (as amended and renewed, the “Advisory Agreement”). The Advisory Agreement has a one-year term, subject to renewals upon mutual consent of PHA and the Company’s independent directors for an unlimited number of successive one-year periods. On November 22, 2019, the Company, the Operating Partnership and PHA entered into the Second Amendment to the Advisory Agreement (the “Advisory Agreement Amendment”) in order to revise certain terms regarding the accrual of interest on deferred acquisition, disposition and asset management fees, as well as the deferral of asset management fees paid to PHA. On June 25, 2025, the Board, including all independent directors of the Company, after review of PHA’s performance during the last year, authorized the Company to execute a mutual consent to renew the Advisory Agreement, by and among the Company, the Operating Partnership and PHA. The renewal was for a one-year term and was effective on August 2, 2025.
On October 13, 2025, the Board adopted a resolution declaring that an amended and restated Advisory Agreement pertaining to the revision of certain terms of the compensation of our Advisor is advisable and directed that the matter be submitted to the stockholders for approval, which is included as “Proposal No. 2” in this proxy statement. Only upon approval of a majority of the stockholders will the Advisory Agreement be amended and restated. For more information, see Proposal No. 2 below.
Pursuant to the Advisory Agreement, PHA oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, and other administrative services. PHA also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which include maintaining required financial records and preparing reports to stockholders and filings with the SEC. In addition, PHA assists an independent valuation firm and the Company’s board of directors in calculating and determining the Company’s estimated net asset value, and assists the Company in overseeing the preparation and filing of tax returns, payment of expenses and for the performance of administrative and professional services rendered to the Company by others. The Company reimburses PHA for certain expenses and pays PHA certain fees pertaining to services provided.
Operating Expenses
The Company is also required to reimburse PHA for costs incurred in providing these administrative services. PHA is required to allocate the cost of such services to the Company based on objective factors such as total assets, revenues and/or time allocations. At least annually, the Company’s board of directors will review the amount of administrative services expense reimbursable to PHA to determine whether such amounts are reasonable in relation to the services provided. For the year ended December 31, 2024, and the six months ended June 30, 2025, the Company incurred $180,839 and $97,995 of such administrative service expenses, respectively. For the year ended December 31, 2023, and the six months ended June 30, 2024, the Company incurred $147,095 and $92,099 of such administrative service expenses, respectively.
Acquisition Fee
The Company will pay PHA acquisition fees as described below:
Acquisition Fee:   Fee for providing services including selecting, evaluating and acquiring potential investments, or the acquisition fee. The total acquisition fee payable to PHA shall equal 1.5% of the Gross Contract Purchase Price of an investment, which as defined in the Advisory Agreement, represents the amount actually paid or allocated in respect of the purchase of an investment, inclusive of acquisition expenses and any indebtedness assumed or incurred. Payment of such fee will be deferred until the occurrence of a (i) liquidation event (i.e., any voluntary or involuntary liquidation or dissolution of the Company, including as a result of the sale of all or substantially all of the Company’s assets for cash or other consideration), (ii) the Company’s sale or merger in a transaction that provides stockholders with cash, securities or a combination of cash and securities, (iii) the listing of the Company’s shares of common stock on a national securities exchange, or (iv) the termination of the Advisory Agreement, other than for cause, or the non-renewal of the Advisory Agreement. The preceding clauses (ii) and (iii) are defined as an “Other Liquidity Event”. Under the Advisory Agreement Amendment, deferred acquisition fees will accrue interest at a cumulative, non-compounded rate of 6.0% per annum until the day immediately following the Fifth Anniversary (as defined herein), at which time such interest will cease to further accrue.
There were no acquisition fees incurred for the year ended December 31, 2024 and the six months ended June 30, 2025. There were no acquisition fees incurred for the year ended December 31, 2023 and the six months ended June 30, 2024. Interest Expense on the outstanding acquisition fees was $74,648 and $37,017 for the year ended December 31, 2024 and the six months ended June 30, 2025, respectively.
Asset Management Fee
The Company will pay PHA asset management fees as described below:
Asset Management Fee:   Quarterly fee equal to one-fourth of 0.75% of the adjusted cost of the Company’s assets and the amounts actually paid or allocated in respect of the acquisition of loans, before reduction for depreciation, amortization, impairment charges, and cumulative acquisition costs charged to expense in accordance with GAAP, or the asset management fee. The adjusted cost will include the purchase price, acquisition expenses, capital expenditures, and other customary capitalized costs. The Advisory Agreement Amendment clarified the duration of the asset management fee and accrual of interest on deferred asset management fees. The asset management fee will be payable to PHA quarterly in arrears, based on the adjusted cost on the last date of the prior quarter, adjusted for appropriate closing dates for individual investments. Payment of the asset management fee will be deferred on a quarterly basis if at any time all accumulated, accrued, and unpaid 6% distributions have not been paid in full to the holders of the K Shares, K-I Shares, K-T Shares and any parity security. Any such deferred asset management fees will accrue interest at a cumulative, non-compounded rate of 6.0% per annum. If the Company has not completed a liquidation event by the fifth anniversary of the date the Company terminates its initial public offering (the “Public Offering”) (including any follow-on offering) (the “Fifth Anniversary”), on the day immediately following the Fifth Anniversary, (i) the asset management fees payable pursuant to the Advisory Agreement cease to accrue and (ii) interest that accrued at a non-compounded rate of 6.0% per annum on the deferred asset management fees will cease to accrue. For the avoidance of doubt, all accrued and unpaid principal and interest amounts in connection with the asset management fee at the Fifth Anniversary will remain outstanding.
For the year ended December 31, 2024 and the for the six months ended June 30, 2025, the Company incurred $727,761 and $368,219 in asset management fees, respectively. Interest expense on the outstanding asset management fees was $24,384 for the year ended December 31, 2024 and $5,478 for the six months ended June 30, 2025.

Disposition Fee
The Company will pay PHA disposition fees as described below:
Disposition Fee:   Fee for providing a substantial amount of services in connection with the sale of a property or real estate-related assets, as determined by a majority of the Company’s independent directors, or the disposition fee. The disposition fee will equal one-half of the brokerage commissions paid on the sale of an investment. In no event will the disposition fee exceed 1.5% of the sales price of each investment. Payment of the disposition fee to PHA will be deferred until the occurrence of (i) a liquidation event, (ii) an Other Liquidity Event, or (iii) the termination of the Advisory Agreement, other than for cause, or the non-renewal of the Advisory Agreement. Under the Advisory Agreement Amendment, deferred disposition fees will accrue interest at a cumulative, non-compounded rate of 6.0% per annum until the day immediately following the Fifth Anniversary, at which time such interest will cease to further accrue.
There were no disposition fees incurred for the year ended December 31, 2024, nor were there any for the six months ended June 30, 2025.
Acquisition Expenses
The Company will reimburse PHA for acquisition expenses actually incurred (excluding personnel costs) related to selecting, evaluating, and making investments on the Company’s behalf. All acquisition expenses as of December 31, 2024 and the six months ended June 30, 2025, have been paid directly by the Company and there have been no reimbursements to PHA.
Organization and Offering Costs
Organization and offering costs include selling commissions, dealer manager fees, stockholder servicing fees and any other elements of underwriting compensation, legal, accounting, printing, mailing and filing fees and expenses, due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials, design and website expenses, fees and expenses of the Company’s transfer agent, fees to attend retail seminars sponsored by participating broker-dealers and reimbursements for customary travel, lodging, and meals.
Certain organization and offering costs have been incurred by PHA on behalf of the Company.
As of December 31, 2024, the total amount of organization and offering costs, exclusive of selling commissions, dealer manager fees and stockholder servicing fees, incurred by PHA and its affiliates related to our private offering (the “Private Offering”) and the Public Offering was $8,752,997, of which $1,026,564 has been reimbursed through the issuance of A Shares to an affiliate of PHA and payments to PHA of $3,312,833. As of June 30, 2025, the total amount of organization and offering costs, exclusive of selling commissions, dealer manager fees and stockholder servicing fees, incurred by PHA and its affiliates related to the Private Offering and the Public Offering was $8,752,347, of which $1,026,564 has been reimbursed through the issuance of A Shares to an affiliate of PHA and payments to PHA of $3,312,833. The Company may reimburse PHA and its affiliates for organization and offering costs incurred on the Company’s behalf, but only to the extent the reimbursement would not cause the selling commissions, dealer manager fees, stockholder servicing fees and other organization and offering expenses to exceed 15% of the gross offering proceeds of the Public Offering as of the termination of the Public Offering, or the 15% cap. As of December 31, 2024 and June 30, 2025, the Company had no balances due to or from PHA for the reimbursement of organization and offering costs.
The Company records organization and offering costs as charges against additional paid in capital on the condensed consolidated balance sheets as the Company raises proceeds in its continuous Public Offering. These amounts represent 15% of the gross offering proceeds of the Private Offering and the Public Offering as of a particular date, the maximum amount allowed to be recognized by the Company in its financial statements in accordance with the rules established by the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Company recognized organization and offering costs of $0 for the year ended December 31, 2024 and the six months ended June 30, 2025.

Property Management Fee and Reimbursement
Our wholly owned subsidiaries of Procaccianti Convertible Fund, LLC and the Operating Partnership entered into hotel management agreements with affiliates of the Company for the management of each of the Company’s hotels. Under the terms of the management agreements, the manager operates and manages each hotel, including making all human resource decisions. The employees of the hotels are employed by the managers, however, pursuant to the management agreements, all compensation of hotel personnel is recorded as a direct operating expense of the hotel. The manager of each hotel is paid a base management fee equal to 3% of the respective hotel’s gross revenues and is also reimbursed for certain expenses and centralized service costs.
The terms of the in-place management agreements for the Staybridge Suites St. Petersburg and the Springhill Suites Wilmington expire on March 28, 2026. The term of the in-place management agreement for the Hotel Indigo Traverse City expires on August 15, 2026, with one automatic one-year extension remaining. The term of the in-place management agreement for the Hilton Garden Inn Providence expires February 26, 2026, with three additional automatic one-year extensions remaining. The term of the in-place management agreement for the Cherry Tree Inn expires on June 3, 2031, with four additional automatic one-year extensions. Aggregate property management fees earned for the year ended December 31, 2024 and the six months ended June 30, 2025 were $956,558 and $450,973, respectively, and are included in the property management fees to affiliates balance on the statement of operations. As of December 31, 2024 and the six months ended June 30, 2025, $62,863 and $137,186, respectively, of accrued property management fees payable were included in due to related parties on the balance sheet. Aggregate net reimbursements for certain expenses for the year ended December 31, 2024 and the six months ended June 30, 2025 were $736,583 and $348,456, respectively. As of December 31, 2024, $54,428 of expense reimbursements were included in due to related parties on the consolidated balance sheets. As of June 30, 2025, $116,275 of expense reimbursements were included in due to related parties on the condensed consolidated balance sheet. During the year ended December 31, 2024 and the six months ended June 30, 2025, the Company paid $570,069 and $516,713, respectively, to TPG Risk Services, LLC, an affiliate of the Company, for the reimbursement of prepaid insurance at the hotel properties. As of December 31, 2024 and June 30, 2025, $29,657 and $108,145, respectively, of amounts owed to TPG Risk Services, LLC were included in the due to related parties balance.
Construction Management Fee
The Company pays its property managers or third parties selected by PHA, after requesting bids from such parties, a construction management fee (which may include expense reimbursements) based on market rates for such services in the markets in which the hotel properties are located and will take into account the nature of the services to be performed, which generally will constitute the supervision or coordination of any construction, improvements, refurbishments, renovations, or restorations of the Company’s hotel properties. If PHA selects the property manager or another affiliate of our Sponsor to perform such services, any resulting agreement must be approved by a majority of the Company’s board of directors, including a majority of its independent directors. During the year ended December 31, 2024 and the six months ended June 30, 2025 the Company reimbursed TPG Construction, LLC, an affiliate of the Company, $186,092 and $3,810, respectively for capital expenditure costs incurred at the hotel properties. As of December 31, 2024 and the six months ended June 30, 2025, $0 and $560, respectively, of construction reimbursements were included in the due to related parties balance.
Additional Service Fees
If the Company requests that PHA or its affiliates perform other services, including but not limited to, renovation evaluations, the compensation terms for those services shall be approved by a majority of the members of the Company’s board of directors, including a majority of the Board’s independent directors. No such fees for additional services were incurred for the years ended December 31, 2024 or the six months ended June 30, 2025.
Payment Upon Listing of Shares
If the Company lists any of its shares of capital stock on a national securities exchange (which automatically results in a termination of the Advisory Agreement), the Company will be obligated to pay

PHA the amount PHA would be entitled to receive on account of deferred asset management fees, acquisition fees, and disposition fees (and any accrued interest thereon) as if the Company liquidated and received liquidation proceeds equal to the market value of the Company, which is limited to the excess of market value over the liquidation preference on our outstanding K Shares, K-I Shares and K-T Shares.
Payment Upon a Merger or Acquisition Transaction
If the Company terminates the Advisory Agreement in connection with or in contemplation of a transaction involving a merger or acquisition, the Company would be obligated to pay PHA the amount PHA would be entitled to receive as if the Company liquidated and received net liquidation proceeds equal to the consideration paid to the stockholders in such transaction.
Payment Upon Other Advisory Agreement Termination
The Company may elect not to renew the Advisory Agreement. The Company has the right to terminate the Advisory Agreement without cause upon approval of a majority of our independent directors with 60 days’ written notice (“Non-Cause Termination”). The Advisory Agreement also terminates automatically upon the listing of our K-I Shares, K Shares, K-T Shares, shares that rank pari passu to the K-I Shares, K Shares and K-T Shares as to distribution rights or rights on the Company’s liquidation, winding-up, and dissolution, and A Shares on a securities exchange (collectively with the “Non-Cause Termination,” a “Non-cause Advisory Agreement Termination”). If a Non-cause Advisory Agreement Termination were to occur, the Company would be obligated to make a cash payment to PHA in the amount of any deferred asset management fees, plus any interest accrued thereon, the full acquisition fees previously earned, plus interest accrued thereon, and the full disposition fees previously earned, plus any interest accrued thereon, regardless of the value of the Company’s assets or net assets. The Company would be obligated to repurchase its A Shares for an amount equal to the greater of: (1) any accrued common ordinary distributions on the A Shares plus the stated value of the outstanding A Shares ($10.00 per A Share) or (2) the amount the holders of A Shares would be entitled to receive if the Company liquidated and received net liquidation proceeds equal to the fair market value (determined by appraisals as of the termination date) of the Company’s investments less any loans secured by such investments, limited in the case of non-recourse loans to the value of investments securing such loans. Any shares of Class B common stock, par value $0.01 per share (“B Shares”), then outstanding would remain outstanding. The amounts payable on account of the repurchase of A Shares may be paid, in the discretion of a majority of the Company’s board of directors, including a majority of the Company’s independent directors, in the form of promissory notes bearing interest at the then-current rate, as determined in good faith by a majority of the Company’s independent directors.
Payment Upon Advisory Agreement Termination for Cause
If the Company terminates the Advisory Agreement for cause, the Company would not have a current obligation to make any payments to PHA or to S2K Servicing LLC, an affiliate of the dealer manager. However, any A Shares and B Shares held by them or their affiliates would remain outstanding. In addition, any deferred asset management fees, plus any interest accrued thereon, the full acquisition fees previously earned, plus any interest accrued thereon, and the full disposition fees previously earned, plus any interest accrued thereon, would remain outstanding obligations, and the deferred fees would continue to accrue interest at a non-compounded annual rate of 6.0%. Such deferred fees and interest thereon would be payable upon a liquidation event.
Amended and Restated Operating Partnership Agreement
In connection with the Hilton Garden Inn Providence acquisition, effective February 27, 2020, the Company, as general partner of the Operating Partnership, Procaccianti Hotel REIT, LP, LLC and certain principals and affiliates of our Sponsor that were issued Class K OP Units entered into an Amended and Restated Agreement of Limited Partnership of Procaccianti Hotel REIT, L.P. (the “Amended and Restated Operating Partnership Agreement”). For a description of the material terms of the Amended and Restated Operating Partnership Agreement, see the Company’s Current Report on Form 8-K filed with the SEC on March 3, 2020.

Loans from Affiliates
The Company has combined subordinated promissory notes of $94,194 from PHA that bear interest at the current blended long term applicable federal rate (“AFR”). The blended long term AFR was 4.53% for the year ended December 31, 2024. The maturity date of the notes is the date after all outstanding K Shares have received all accumulated, accrued and unpaid distributions due and owing under the terms of the Company’s organization documents and the liquidation preference on the K Shares pursuant to the Company’s organization documents has been paid in full, as well as upon any event of default. These amounts are included in due to related parties on the consolidated balance sheets at December 31, 2024. Interest expense was $4,255 for the year ended December 31, 2024 and is included in interest expense on the consolidated statements of operations and in due to related parties on the consolidated balance sheets. The blended long term AFR was 4.59% for the six months ended June 30, 2025. Interest expense was $2,144 for the six months ended June 30, 2025.
Review, Approval or Ratification of Transactions with Related Persons
In order to reduce or eliminate certain potential conflicts of interest, (A) our charter contains a number of restrictions relating to (1) transactions we enter into with our Sponsor, our directors and our Advisor and its affiliates, and (2) certain future offerings, and (B) the advisory agreement contains procedures and restrictions relating to the allocation of investment opportunities among entities affiliated with our Advisor. These restrictions include, among others, the following:
•
We will not purchase or lease properties from our Sponsor, our Advisor, any of our directors, or any of their respective affiliates without a determination by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its current appraised value. We will not sell or lease properties to our Sponsor, our Advisor, any of our directors, or any of their respective affiliates unless a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction, determines that the transaction is fair and reasonable to us.

•
We will not make any loans to our Sponsor, our Advisor, any of our directors, or any of their respective affiliates, except that we may make or invest in mortgage loans involving our Sponsor, our Advisor, our directors or their respective affiliates, if such mortgage loan is insured or guaranteed by a government or government agency or provided, among other things, that an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction as fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties. Our Sponsor, our Advisor, any of our directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•
Our advisor and its affiliates will be entitled to reimbursement, at cost, at the end of each fiscal quarter for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, that we will not reimburse our Advisor at the end of any fiscal quarter for the amount, if any, by which our total operating expenses, including the advisor asset management fee, paid during the four consecutive fiscal quarters then ended exceeded the greater of (i) 2.0% of our average invested assets for such period or (ii) 25.0% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for such period, unless our independent directors determine such excess expenses are justified.

•
If an investment opportunity becomes available that is deemed suitable, after our Advisor’s and our board of directors’ consideration of pertinent factors, for both us and one or more other entities affiliated with our Advisor and for which more than one of such entities has sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. In determining whether an investment opportunity is suitable for more than one such entity, our Advisor and our board of directors shall examine, among others, the following factors:
•
which vehicle has available cash (including availability under lines of credit) to acquire an investment;

•
concentration and diversification concerns for a vehicle relative to the prospective investment;

•
how the investment size, potential leverage, transaction structure and anticipated cash flows affect each vehicle in light of the vehicles targeted returns and cash flow needs;

•
whether the estimated transaction timing will be more advantageous (or possible) for a particular vehicle;

•
how closely aligned the proposed investment is with a vehicle’s investment objectives; and

•
whether the proposed investment conforms to the brand, class and operation parameters of a particular vehicle’s property acquisitions objectives.

If a subsequent development, such as a delay in the closing of the acquisition or construction of a property, causes any such investment, in the opinion of our Advisor, to be more appropriate for a program other than the program that committed to make the investment, our Advisor may determine that another program affiliated with our Advisor or its affiliates will make the investment. Our board of directors, including our independent directors, has a duty to ensure that the method used by our Advisor for the allocation of the acquisition of properties by two or more affiliated programs seeking to acquire similar types of properties is reasonable and applied fairly to us.

PROPOSAL NO. 2 — APPROVAL OF SECOND AMENDED AND RESTATED ADVISORY AGREEMENT
Description of the Proposed Second Amended and Restated Advisory Agreement
We are asking our stockholders to vote to amend and restate the Advisory Agreement (the “Proposed Advisory Agreement”) to, among other things, (i) remove the deadline pursuant to which the asset management fee payable to our Advisor would cease to accrue, and (ii) remove the deadlines pursuant to which interest on the deferred acquisition and deferred disposition fees payable to our Advisor would cease to accrue. The terms of the Advisory Agreement are described above under “Transaction with Related Persons Promoters and Certain Control Persons.”
The Proposed Advisory Agreement removes the existing deadline by which the asset management fee payable to our Advisor would cease to accrue, which is August 13, 2026, the fifth anniversary of the date we terminated our public offering. Additionally, the Proposed Advisory Agreement removes the existing deadlines pursuant to which interest on the deferred acquisition and deferred disposition fees payable to our Advisor would cease to accrue, which is August 13, 2026. Should the Proposed Advisory Agreement not be approved then the asset management fee payable to our Advisor will cease to accrue on August 13, 2026, and interest on deferred acquisition fees and deferred disposition fees payable to our Advisor will cease to accrue on August 13, 2026, the fifth anniversary of the date we terminated our public offering.
The general description of the Proposed Advisory Agreement set forth above is qualified in its entirety by reference to the text of the Proposed Advisory Agreement, which is attached as Appendix B to this proxy statement and the Advisory Agreement and subsequent amendments to the Advisory Agreement, which were filed as Exhibits 10.1, 10.2 and 10.3 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Recommendation
Although not required by law or our governance documents, we believe approval of this Proposed Advisory Agreement by our stockholders is good corporate practice because the relationship between the Company and our Advisor and the fees paid to our Advisor are a matter of importance to our stockholders. If our stockholders do not approve the Proposed Advisory Agreement, the existing Advisory Agreement will remain in place. The Board may in the future amend the Advisory Agreement. Even if the Proposed Advisory Agreement is approved, the Board, in its discretion, may alter the Proposed Advisory Agreement at any time prior to its incorporation into the Advisory Agreement if it determines that such a change would be in our best interest and the best interest of our stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSED SECOND AMENDED AND RESTATED ADVISORY AGREEMENT.

STOCKHOLDER PROPOSALS
Any proposals by stockholders for inclusion in proxy solicitation material for the 2026 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2026 Annual Meeting of Stockholders, must be received by our Secretary, Ron Hadar, at our offices no later than June 9, 2026, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2026 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2026 proxy materials, our bylaws currently require that the stockholder give advance written notice to our Secretary, Ron Hadar, at our offices no earlier than May 10, 2026, and no later than 5:00 p.m. Eastern Time on June 9, 2026. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.
ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, was mailed to stockholders on or about April 29, 2025. Our Annual Report on Form 10-K is incorporated in this proxy statement and is deemed a part of the proxy soliciting material.
ANY STOCKHOLDER WHO DID NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST TO: PROCACCIANTI HOTEL REIT, INC., 1140 RESERVOIR AVENUE, CRANSTON, RI 02920, ATTENTION: SECRETARY.
OTHER MATTERS
As of the date of this proxy statement, the Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the discretion of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the Annual Meeting unless certain securities law and other requirements are met.
You may also obtain our other SEC filings and certain other information concerning us through the Internet at www.sec.gov and www.prochotelreit.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.
You are cordially invited to attend the 2025 Annual Meeting of Stockholders in person. Whether or not you plan to attend the Annual Meeting, you are requested to vote in accordance with the instructions herein.
By Order of the Board of Directors
Ron Hadar
Secretary and General Counsel
PLEASE VOTE — YOUR VOTE IS IMPORTANT

APPENDIX A
DEFINITION OF INDEPENDENT DIRECTOR
Article IV of our charter defines an independent director as follows:
Independent Director.   The term “Independent Director” shall mean a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with our Sponsor or the Advisor by virtue of (i) ownership of an interest in our Sponsor, the Advisor or any of their Affiliates, (ii) employment by our Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of our Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by our Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with our Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the Director from our Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director’s annual gross income during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with our Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with our Sponsor, the Advisor, any of their Affiliates or the Corporation.

A-1

APPENDIX B
FORM OF
SECOND AMENDED AND RESTATED
ADVISORY AGREEMENT
AMONG
PROCACCIANTI HOTEL REIT, INC.
PROCACCIANTI HOTEL REIT, L.P.
AND
PROCACCIANTI HOTEL ADVISORS, LLC

SECOND AMENDED AND RESTATED ADVISORY AGREEMENT
THIS SECOND AMENDED AND RESTATED ADVISORY AGREEMENT (this “Agreement”), dated as of the        day of             , 2025, is entered into by and among Procaccianti Hotel REIT, Inc., a Maryland corporation (the “Company”), Procaccianti Hotel REIT, L.P., a Delaware limited partnership (the “Operating Partnership”), and Procaccianti Hotel Advisors, LLC, a Delaware limited liability company (the “Advisor”). Capitalized terms used herein shall have the meanings ascribed to them in Section 1 below.
W I T N E S S E T H
WHEREAS, the Company intends to qualify as a REIT and to invest its funds in investments permitted by the terms of the Articles of Incorporation and Sections 856 through 860 of the Code;
WHEREAS, the Company is the general partner of the Operating Partnership, and the Company intends to conduct all of its business and make all or substantially all Investments through the Operating Partnership;
WHEREAS, the Company and the Operating Partnership desire to avail themselves of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Advisor and to have the Advisor undertake the duties and responsibilities hereinafter set forth, on behalf of, and subject to the supervision of the Board, all as provided herein; and
WHEREAS, the Advisor is willing to undertake to render such services, subject to the supervision of the Board, on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:
1.   DEFINITIONS.   As used in this Agreement, the following terms have the meanings specified below:
Acquisition Expenses means any and all expenses, excluding Acquisition Fees, incurred by the Company, the Operating Partnership, the Advisor, or any of their Affiliates in connection with the selection, evaluation, acquisition, origination or development of any Investments, whether or not acquired or originated, as applicable, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on properties or other investments not acquired, accounting fees and expenses, title insurance premiums, and the costs of performing due diligence. Acquisition Expenses does not include any accrued interest on deferred Acquisition Fees.
Acquisition Fee means the fees payable to the Advisor pursuant to Section 9(a) plus all other fees and commissions, excluding Acquisition Expenses, in connection with making or investing in any Investment or the purchase, development or construction of any Real Estate Asset by the Company. Included in the computation of such fees or commissions shall be any real estate commission, origination fee, selection fee, development fee, construction fee, nonrecurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be development fees and construction fees paid to Persons not Affiliated with the Advisor in connection with the actual development and construction of a Real Estate Asset. Acquisition Fees does not include any accrued interest on deferred Acquisition Fees.
Advisor means Procaccianti Hotel Advisors, LLC, a Delaware limited liability company, any successor advisor to the Company and the Operating Partnership to which Procaccianti Hotel Advisors, LLC or any successor advisor subcontracts substantially all of its functions. Notwithstanding the foregoing, a Person hired or retained by Procaccianti Hotel Advisors, LLC to perform property management and related services for the Company or the Operating Partnership that is not hired or retained to perform substantially all of the functions of Procaccianti Hotel Advisors, LLC with respect to the Company or the Operating Partnership as a whole shall not be deemed to be an Advisor.
Advisor’s Obligation Amount has the meaning set forth in Section 3(h)(i).
Affiliate or Affiliated means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of its outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner of such other Person. An entity shall not be deemed to control or be under common control with a program sponsored by the Sponsor unless (A) the entity owns 10% or more of the voting equity interests of such program or (B) a majority of the Board (or equivalent governing body) of such program is composed of Affiliates of the entity or general partner.
Articles of Incorporation means the Third Articles of Amendment and Restatement of the Company, as amended or restated from time to time.
Asset Management Fees means the fees payable to the Advisor pursuant to Section 9(d).
Average Invested Assets means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in Investments before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.
Board means the board of directors of the Company, as of any particular time.
Bylaws means the bylaws of the Company, as amended or restated from time to time.
Cause means with respect to the termination of this Agreement, fraud, criminal conduct, willful misconduct, gross negligence or negligent breach of a fiduciary duty by the Advisor, or a material breach of this Agreement by the Advisor.
Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.
Common Shares means the shares of the Company’s Class A common stock, par value $0.01 per share.
Company means Procaccianti Hotel REIT, Inc. a Maryland corporation.
Competitive Real Estate Commission means a real estate or brokerage commission for the purchase or sale of property that is reasonable, customary and competitive in light of the size, type and location of the property.
Contract Sales Price means the total consideration received by the Company for the sale of an Investment.
Dealer Manager means S2K Financial LLC (or any successor thereto) or such other Person or entity selected by the Board to act as the dealer manager for the Public Offering.
Dealer Manager Fee means (i) 3.0% of Gross Proceeds from the sale of each K Share in the Offering; (ii) 3.0% of Gross Proceeds from the sale of each K-I Share in the Offering; and (iii) 3.0% of Gross Proceeds from the sale of each K-T Share in the Offering, in each case payable to the Dealer Manager for serving as the dealer manager of such Offering, a portion of which may be re-allowed to Participating Dealers.
Director means a member of the Board.
Disposition Fee means the fees payable to the Advisor pursuant to Section 9(c).
Distributions mean any distributions of money or other property by the Company to Stockholders, including distributions that may constitute a return of capital for federal income tax purposes.
Effective Date means the commencement of the Public Offering.
Excess Amount has the meaning set forth in Section 11(c).

Expense Year has the meaning set forth in Section 11(c).
FINRA means the Financial Industry Regulatory Authority, Inc. and any successor thereto.
GAAP means generally accepted accounting principles as in effect in the United States of America from time to time.
Gross Contract Purchase Price means the amount actually paid or allocated in respect of the purchase of an Investment, in each case inclusive of Acquisition Expenses and any indebtedness assumed or incurred in respect of such Investment, but exclusive of acquisition fees.
Gross Proceeds means the aggregate purchase price of all K-I Shares, K Shares and K-T Shares or any Parity Securities sold for the account of the Company through the Public Offering, without deduction for Selling Commissions, Dealer Manager Fees, or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions or Dealer Manager Fees are paid to the Dealer Manager or a Participating Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus without reduction.
Indemnitee has the meaning set forth in Section 22.
Independent Director has the meaning set forth in the Articles of Incorporation.
Investments means any investments by the Company or the Operating Partnership in Real Estate Assets, Real Estate-Related Assets or other investments in which the Company or the Operating Partnership may acquire an interest, either directly or indirectly, including through an ownership interest in a Joint Venture, pursuant to its Articles of Incorporation, Bylaws and the investment objectives and policies adopted by the Board from time to time, other than short-term investments acquired for the purpose of cash management.
Joint Venture means the joint venture, limited liability company, partnership or other entity pursuant to which the Company is a co-venturer or partner with respect to the ownership of any Investments.
K Shares means the shares of the Company’s Class K common stock, par value $0.01 per share.
K-I Shares means the shares of the Company’s Class K-I common stock, par value $0.01 per share.
K-T Shares means the shares of the Company’s Class K-T common stock, par value $0.01 per share.
Liquidation Preference means a liquidation preference initially equal to $10.00 for each K-I Share, K Share, and K-T Share which may decrease pursuant to the Articles of Incorporation, plus an amount equal to any and all accumulated, accrued, and unpaid 6.0% distributions on K-I Shares, K Shares and K-T Shares (whether or not authorized) up to and including the date of payment on such K-I Share, K Share, and K-T Share less any distributions paid to the holders of K-I Shares, K Shares, and K-T Shares on account of net sales proceeds other than in a liquidation. The liquidation preference on any Parity Security will be determined at the time, if any, that the Board authorizes a class or series of Parity Security.
Listing means the listing of the Shares on (i) a U.S. national securities exchange; (ii) a non-U.S. national securities exchange that is officially recognized, sanctioned or supervised by a governmental authority; or (iii) any over-the-counter market. Upon such Listing, the Shares shall be deemed “Listed.”
Loans means any indebtedness or obligations in respect of borrowed money or evidenced by bonds, notes, debentures, deeds of trust, letters of credit or similar instruments, including mortgages and mezzanine loans.
Market Value means the sum of (i) the value of the Shares listed on a national securities exchange based on the average market value of the Shares issued and outstanding at the Listing over the 30 days beginning 180 days after the Shares are listed or included for quotation plus (ii) the value of any Shares not listed on an exchange, if any, for the same period, as determined in good faith by the Board, including a majority of the Independent Directors.

NASAA REIT Guidelines means the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association as in effect on the Effective Date, as may be modified from time to time.
Net Income means, for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the Sale of the Company’s assets.
Non-Cause Termination means the termination of this Agreement or non-renewal of this Agreement (other than for Cause), a Listing or transaction involving a merger or acquisition or other than for Cause.
Operating Expenses means all costs and expenses incurred by the Company, as determined under GAAP, that in any way are related to the operation of the Company or its business, including fees paid to the Advisor, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) Payment Upon Listing, (vi) Payment Upon a Merger or Acquisition of the Company, (vii) Payment Upon Non-Cause Termination, (viii) Disposition Fees, other than Disposition Fees paid upon the Sale of any assets other than Real Property Assets, (ix) Acquisition Fees and Acquisition Expenses, and (x) other fees and expenses connected with the acquisition, disposition, operation and ownership of real estate interests, mortgages or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property). The definition of “Operating Expenses” set forth above is intended to encompass only those expenses that are required to be treated as Total Operating Expenses under the NASAA REIT Guidelines. As a result, and notwithstanding the definition set forth above, any expense of the Company that is not part of Total Operating Expenses under the NASAA REIT Guidelines shall not be treated as part of Operating Expenses for purposes hereof.
Operating Partnership means Procaccianti Hotel REIT, L.P., a Delaware limited partnership.
Operating Partnership Agreement means the Limited Partnership Agreement by and among the Company, the Operating Partnership and the Advisor, as amended or restated from time to time.
Organization and Offering Expenses means any and all costs and expenses incurred by or on behalf of the Company in connection with the formation of the Company, the qualification and registration of the Public Offering, and the marketing and distribution of K-I Shares, K Shares and K-T Shares or any Parity Securities, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending and supplementing the registration statements and prospectuses, as applicable, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses, information technology costs, charges of transfer agents, registrars, trustees, escrow holders, depositories and experts and fees, expenses and taxes related to the preparation, filing, registration and qualification of the sale of the K-I Shares, K Shares and K-T Shares or any Parity Securities under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.
Other Liquidity Event means (i) the Company’s sale or merger in a transaction that provides its shareholders with cash, securities, or a combination of cash and securities or (ii) the Listing of the Shares (or a successor security).
Parity Security means any future classes or series of the Company’s capital stock, the terms of which expressly provide that such securities rank pari passu to the K-I Shares, K Shares and K-T Shares as to distribution rights or rights on the Company’s liquidation, winding-up, and dissolution.
Participating Dealers means broker-dealers who are members of FINRA or that are exempt from broker-dealer registration, and who, in either case, have executed participating dealer or other agreements with the Dealer Manager to sell K-I Shares, K Shares, K-T Shares or any Parity Securities in the Public Offering.
Payment Upon Listing means the amounts payable to the Advisor pursuant to Section 20(a)(ii).

Payment Upon a Merger or Acquisition of the Company means the amounts payable to the Advisor pursuant to Section 20(a)(iii).
Payment Upon Non-Cause Termination means the amounts payable to the Advisor pursuant to Section 20(a)(iv).
Person means an individual, corporation, partnership, trust, joint venture, limited liability company or other entity.
Property Manager means an entity that has been retained to perform and carry out property-management services at one or more of the Real Estate Assets, excluding Persons retained or hired to perform facility management or other services or tasks at a particular Real Estate Asset, the costs for which are passed through to and ultimately paid by the tenant at such Real Estate Asset.
Prospectus means a “Prospectus” under Section 2(10) of the Securities Act, including a preliminary Prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling securities to the public.
Public Offering means the initial public offering of K-I Shares, K Shares and K-T Shares or any Parity Securities registered pursuant to the Registration Statement filed with the SEC, or any follow-on offering.
Real Estate Assets means any investment by the Company or the Operating Partnership in unimproved and improved Real Property (including, without limitation, fee or leasehold interests, options and leases) either directly or through a Joint Venture.
Real Estate-Related Assets means any investments by the Company or the Operating Partnership in, or origination of, mortgage loans and other types of real estate-related debt financing, including, without limitation, mezzanine loans, bridge loans, convertible mortgages, construction mortgage loans, loans on leasehold interests and participations in such loans, as well as real estate debt securities and equity securities of other real estate companies and REITs.
Real Property means real property owned from time to time by the Company or the Operating Partnership, either directly or through joint venture arrangements or other partnerships, which consists of (i) land only, (ii) land, including the buildings and improvements located thereon, (iii) buildings and improvements only, or (iv) such investments the Board and the Advisor mutually designate as Real Property to the extent such investments could be classified as Real Property.
Registration Statement means the registration statement filed by the Company with the SEC on Form S-11 (Reg. No. 333-217578), as amended from time to time, in connection with the Public Offering.
REIT means a “real estate investment trust” under Sections 856 through 860 of the Code.
Sale or Sales means any transaction or series of transactions whereby: (i) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Investment or portion thereof, including the lease of any Real Property consisting of a building only, and including any event with respect to any Real Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (ii) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (iii) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Company or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Investment or portion thereof, including any event with respect to any Real Property which gives rise to a significant amount of insurance proceeds or similar awards; (iv) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Real Estate-Related Assets or portion thereof (including with respect to any Real Estate-Related Investment, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) and any event which gives rise to a significant amount of insurance proceeds or similar awards; (v) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other asset not previously described in this definition or any portion thereof; or (vi) any other transaction or series of transactions that the Board deems to be a Sale, but not including any transaction or series of transactions specified in clause (i) through (vi) above in which the proceeds of such transaction or series of transactions are reinvested by the Company in one or more Investments within 180 days thereafter.
Selling Commissions means (i) up to 5.0% of the Gross Proceeds from the sale of each K Share and (ii) up to 3.0% of the Gross Proceeds from the sale of each K-T Share, in each case payable to the Dealer Manager, all of which may be re-allowed to Participating Dealers with respect to such Shares sold by them.
SEC means the U.S. Securities and Exchange Commission.
Securities Act means the Securities Act of 1933, as amended.
Shares means the shares of the Company’s stock, par value $0.01 per share, of any class or series, including K-I Shares, K Shares, K-T Shares, Parity Securities or Common Shares.
Special Committee has the meaning as provided in Section 14.
Sponsor means Procaccianti Companies, Inc., a Delaware corporation.
Stockholders means the registered holders of the Shares.
Targeted Maximum Amount has the meaning set forth in section 3(h)(i).
Termination Date means the date of termination of this Agreement.
2%/25% Guidelines has the meaning set forth in Section 11(c).
2.   APPOINTMENT.   The Company and the Operating Partnership hereby appoint the Advisor to serve as their advisor on the terms and conditions set forth in this Agreement, and the Advisor hereby accepts such appointment.
3.   DUTIES AND OBLIGATIONS OF THE ADVISOR.   The Advisor is responsible for managing, operating, directing and supervising the operations and administration of the Company and its Investments. The Advisor undertakes to present to the Company potential investment opportunities, to make investment decisions on behalf of the Company subject to the limitations in the Articles of Incorporation and the direction and oversight of the Board and to provide the Company with a continuing and suitable investment program consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board. In performance of this undertaking, subject to the supervision of the Board and consistent with the provisions of the Articles of Incorporation, Bylaws and the Operating Partnership Agreement, the Advisor shall perform the duties described in Sections 3(a) through 3(g). In addition, the Advisor undertakes to purchase Common Shares pursuant to the terms of Section 3(h).
(a)   Offering Services.   The Advisor shall manage and supervise, in connection with the Public Offering:
(i)   the development of the Public Offering approved by the Board, including the determination of the specific terms of the securities to be offered by the Company, preparation of all offering and related documents, and obtaining all required regulatory approvals of such documents;
(ii)   along with the Dealer Manager, the approval of the Participating Dealers and negotiation of the related selling agreements;
(iii)   along with the Dealer Manager, the coordination of the due diligence process relating to Participating Dealers and their review of the Registration Statement and other Public Offering documents, as applicable;
(iv)   along with the Dealer Manager, the preparation of all marketing materials contemplated to be used by the Dealer Manager or others relating to the Public Offering;

(v)   along with the Dealer Manager, the negotiation and coordination with the transfer agent for the receipt, collection, processing and acceptance of subscription agreements, commissions, and other administrative support functions;
(vi)   along with the Dealer Manager, the creation and implementation of various technology and electronic communications related to the Public Offering; and
(vii)   all other services related to the Public Offering, other than services that (a) are to be performed by the Dealer Manager, (b) the Company elects to perform directly or (c) would require the Advisor to register as a broker-dealer with the SEC, FINRA or any state.
(b)   Acquisition Services.   The Advisor shall:
(i)   subject to Section 4 hereof and the investment objectives and policies of the Company: (a) locate, analyze and select potential Investments; (b) structure and negotiate the terms and conditions of transactions pursuant to which such Investments will be made; and (c) acquire such Investments on behalf of the Company;
(ii)   oversee the due diligence process related to prospective Investments;
(iii)   prepare reports regarding prospective Investments which include recommendations and supporting documentation necessary for the Board to evaluate the prospective Investments; and
(iv)   obtain reports (which may be prepared by the Advisor or its Affiliates), where appropriate in the judgment of the Advisor, concerning the value of prospective Investments.
(c)   Asset Management Services.   The Advisor shall:
(i)   serve as the Company’s investment and financial advisor and obtain certain market research and economic and statistical data in connection with the Investments and investment objectives and policies;
(ii)   investigate, select and, on behalf of the Company, engage and conduct business with such Persons as the Advisor deems necessary to the proper performance of its obligations hereunder, including, but not limited to, consultants, accountants, lenders, technical advisors, attorneys, brokers, underwriters, corporate fiduciaries, escrow agents, depositaries, custodians, agents for collection, insurers, insurance agents, developers, construction companies, Property Managers and any and all Persons acting in any other capacity deemed by the Advisor necessary or desirable for the performance of any of the foregoing services;
(iii)   monitor applicable markets and obtain reports where appropriate in the judgment of the Advisor, concerning the value of the Investments;
(iv)   monitor and evaluate the performance of the Investments, provide daily investment management services to the Company and perform and supervise the various investment management and operational functions related to the Investments;
(v)   formulate and oversee the implementation of strategies for the administration, promotion, management, operation, maintenance, improvement, financing and refinancing, marketing, leasing and disposition of Investments on an overall portfolio basis;
(vi)   oversee the performance by the Property Managers of their duties, including collection and proper deposits of rental payments and payment of Real Estate Asset expenses and maintenance;
(vii)   conduct periodic on-site property visits (as the Advisor deems reasonably necessary) to some or all of the Real Estate Assets to inspect the physical condition of the Real Estate Assets and to evaluate the performance of the Property Managers;
(viii)   review, analyze and comment upon the operating budgets, capital budgets and leasing plans prepared and submitted by each Property Manager and aggregate these property budgets into the Company’s overall budget;

(ix)   coordinate and manage relationships between the Company and any Joint Venture partners; and
(x)   provide financial and operational planning services and investment portfolio management functions, including, without limitation, the planning and implementation of establishing the Company’s net asset value and obtaining appraisals and valuations with respect to Investments.
(d)   Accounting and Other Administrative Services.   The Advisor shall:
(i)   manage and perform the various administrative functions necessary for the management of the day-to-day operations of the Company;
(ii)   from time-to-time, or at any time reasonably requested by the Board, make reports to the Board on the Advisor’s performance of services to the Company under this Agreement;
(iii)   coordinate with the Company’s independent accountants and auditors to prepare and deliver to the Board’s audit committee an annual report covering the Advisor’s compliance with certain material aspects of this Agreement;
(iv)   provide or arrange for administrative services and items, legal and other services, office space, office furnishings, personnel and other overhead items necessary and incidental to the Company’s business and operations;
(v)   maintain accounting data and any other information concerning the activities of the Company as shall be needed to prepare and file all periodic financial reports and any returns required to be filed with the SEC and any other regulatory agency, including annual financial statements, as applicable;
(vi)   maintain all books and records of the Company;
(vii)   oversee tax and compliance services and risk management services and coordinate with third parties engaged by the Company, including independent accountants and other consultants, on related tax matters;
(viii)   supervise the performance of such ministerial and administrative functions as may be necessary in connection with the daily operations of the Company;
(ix)   provide the Company with all necessary cash management services;
(x)   manage and coordinate with the transfer agent the Distribution process and payments to Stockholders;
(xi)   at any time reasonably requested by the Board, consult with the Board and assist in evaluating and obtaining adequate property insurance coverage based upon risk management determinations;
(xii)   provide the officers of the Company and the Board with timely updates related to the overall regulatory environment affecting the Company, as well as managing compliance with such matters;
(xiii)   consult with the Board relating to the corporate governance structure and the policies and procedures related thereto; and
(xiv)   oversee all reporting, record keeping, internal controls and similar matters in a manner to allow the Company to comply with applicable law, including but not limited to the Sarbanes-Oxley Act of 2002.
(e)   Stockholder Services.   The Advisor shall:
(i)   along with the Dealer Manager, manage communications with Stockholders, including answering phone calls, preparing and sending written and electronic reports and other communications; and

(ii)   along with the Dealer Manager, establish technology infrastructure to assist in providing Stockholder support and service.
(f)   Financing Services.   The Advisor shall:
(i)   identify and evaluate potential financing and refinancing sources, engaging a third-party broker if necessary;
(ii)   negotiate terms, arrange and execute financing agreements;
(iii)   manage relationships between the Company and its lenders; and
(iv)   monitor and oversee the service of the Company’s debt facilities and other financings.
(g)   Disposition Services.   The Advisor shall:
(i)   consult with the Board and provide assistance with the evaluation and approval of potential Investment dispositions, sales or other liquidity events; and
(ii)   structure and negotiate the terms and conditions of transactions pursuant to which Investments may be sold.
(h)   Obligation to Purchase Common Shares.
(i)   The Advisor shall purchase Common Shares (the “Advisor’s Obligation Amount”) sufficient to fund payment of (i) Organization and Offering Expenses with respect to targeted maximum aggregate offering amount of $500,000,000 of K-I Shares, K Shares, and K-T Shares in the primary portion of the Offering (the “Targeted Maximum Amount”), (ii) amount equal to the difference between the applicable estimated net asset value per K-I Share and the offering price of K-I Shares sold in the Company’s primary offering and (iii) an amount equal to any discount on the offering price of K-I Shares, K Shares and K-T Shares arising from reduced or waived Selling Commissions (other than reduced Selling Commissions for volume discounts) or dealer manager fees.
(ii)   [Reserved]
(iii)   If the Company elects to exceed the Targeted Maximum Amount, the Company will notify the Advisor prior to electing to exceed the Targeted Maximum Amount.
(iv)   The Advisor’s obligation under subsection (h)(i) may be fulfilled by Affiliates of the Advisor, including the Company’s sponsor or entities that are affiliated with the Company’s sponsor.
4.   AUTHORITY OF ADVISOR.
(a)   Pursuant to the terms of this Agreement (including the restrictions included in this Section 4 and in Section 7), and subject to the continuing and exclusive authority of the Board over the management of the Company, the Board hereby delegates to the Advisor the authority to perform the services described in Section 3. The Advisor shall have the power to delegate all or any part of its rights and powers to perform the services described in Section 3 to such officers, employees, Affiliates, agents and representatives of the Advisor or the Company as it may deem appropriate. Any authority delegated by the Advisor to any other Person shall be subject to the limitations on the rights and powers of the Advisor specifically set forth in this Agreement or the Articles of Incorporation.
(b)   Notwithstanding the foregoing, the Advisor may not take any action on behalf of the Company without the prior approval of the Board or duly authorized committees thereof if the Articles of Incorporation or Maryland General Corporation Law require the prior approval of the Board. The Advisor will deliver to the Board all documents and other information required by the Board to evaluate a proposed investment (and any financing related to such proposed investment).
(c)   If a transaction requires approval by the Independent Directors, the Advisor will deliver to the Independent Directors all documents and other information required by them to properly evaluate the proposed transaction.

(d)   The prior approval of a majority of the Independent Directors not otherwise interested in the transaction and a majority of the Board not otherwise interested in the transaction will be required for each transaction to which the Advisor or its Affiliates is a party.
(e)   The Board may, at any time upon the giving of written notice to the Advisor, modify or revoke the authority or approvals set forth in Section 3 and this Section 4; provided, however, that such modification or revocation shall be effective upon receipt of such notification by the Advisor and shall not be applicable to investment transactions to which the Advisor has committed the Company or the Operating Partnership prior to the date of receipt by the Advisor of such notification.
5.   BANK ACCOUNTS.   The Advisor shall establish and maintain one or more bank accounts in the name of the Company and the Operating Partnership and may collect and deposit into any such account or accounts, and disburse from any such account or accounts, any money on behalf of the Company or the Operating Partnership, under such terms and conditions as the Board may approve, provided that no funds shall be commingled with the funds of the Advisor; and the Advisor shall from time to time render, upon request by the Board, its audit committee or the auditors of the Company, appropriate accountings of such collections and payments to the Board and to the auditors of the Company.
6.   RECORDS; ACCESS.   The Advisor, in the conduct of its responsibilities to the Company, shall maintain adequate and separate books and records for the Company’s operations in accordance with GAAP, which shall be supported by sufficient documentation to ascertain that such books and records are properly and accurately recorded. Such books and records shall be the property of the Company and shall be available for inspection by the Board and by counsel, auditors and other authorized agents of the Company, at any time or from time to time during normal business hours. Such books and records shall include all information necessary to calculate and audit the fees and expense reimbursements paid under this Agreement. The Advisor shall utilize procedures to attempt to ensure such control over accounting and financial transactions as is reasonably required to protect the Company’s assets from theft, error or fraudulent activity. All financial statements that the Advisor delivers to the Company shall be prepared on an accrual basis in accordance with GAAP, except for special financial reports that by their nature require a deviation from GAAP. The Advisor shall liaise with the Company’s officers and independent auditors and shall provide such officers and auditors with the reports and such other information that the Company requests.
7.   LIMITATIONS ON ACTIVITIES.   Notwithstanding any provision in this Agreement to the contrary, the Advisor shall not take any action that, in its sole judgment made in good faith, would (a) adversely affect the ability of the Company to qualify or continue to qualify as a REIT under the Code unless the Board has determined that the Company will not seek or maintain REIT qualification for the Company, (b) subject the Company to regulation under the Investment Company Act of 1940, as amended, (c) violate any law, rule, regulation or statement of policy of any governmental body or agency having jurisdiction over the Company, its Shares or its other securities, (d) require the Advisor to register as a broker-dealer with the SEC, FINRA or any state, (e) violate the Articles of Incorporation or Bylaws or (f) violate the applicable rules under the Employee Retirement Income Security Act of 1974, as amended. In the event that an action would violate any of (a) through (f) of the preceding sentence but such action has been ordered by the Board, the Advisor shall notify the Board of the Advisor’s judgment of the potential impact of such action and shall refrain from taking such action until it receives further clarification or instructions from the Board. In such event, the Advisor shall have no liability for acting in accordance with the specific instructions of the Board so given. Notwithstanding the foregoing, the Advisor, its managers, officers, employees and members, and the partners, directors, officers, managers, members and shareholders of the Advisor’s Affiliates shall not be liable to the Company or to the Directors or Stockholders for any act or omission by the Advisor, its directors, officers, employees, or members, and the partners, directors, officers, managers, members or shareholders of the Advisor’s Affiliates taken or omitted to be taken in the performance of their duties under this Agreement except as provided in Section 24 of this Agreement.
8.   RELATIONSHIP WITH DIRECTORS.   Subject to Section 7 of this Agreement and to restrictions advisable with respect to the qualification of the Company as a REIT, directors, officers and employees of the Advisor or an Affiliate of the Advisor may serve as a Director and as officers of the Company, except that no director, officer or employee of the Advisor or its Affiliates who also is a Director or officer of the Company shall receive any compensation from the Company for serving as a Director or officer other than reasonable reimbursement for travel and related expenses incurred in attending meetings of the Board and no such Director shall be deemed an Independent Director for purposes of satisfying the Director independence requirement set forth in the Articles of Incorporation.
9.   FEES.   The Company shall pay the Advisor the following fees subject to the conditions set forth below.
(a)   Acquisition Fees.   The Advisor shall receive an Acquisition Fee payable by the Company as compensation for providing the services set forth in Section 3(b) hereof. The total Acquisition Fees payable to the Advisor or its Affiliates shall equal 1.5% of the Gross Contract Purchase Price.
The Advisor shall submit an invoice to the Company following the closing of each Investment, accompanied by a computation of the Acquisition Fee. Payment of the Acquisition Fee to the Advisor will be deferred until the occurrence of (i) a liquidation event (i.e., any voluntary or involuntary liquidation or dissolution of the Company, including as a result of the sale of all or substantially all of our assets for cash or other consideration), (ii) an Other Liquidity Event or (iii) the termination (not in connection with one of the preceding events) of the advisory agreement, other than for Cause, or the non-renewal of this Agreement. The deferred acquisition fees will accrue interest at a cumulative, non-compounded rate of 6.0% per annum.
The Acquisition Fee shall be paid to an Affiliate of the Advisor that is registered as a FINRA member broker-dealer if applicable laws or regulations prohibit such payment to be made to a Person that is not a FINRA member broker-dealer.
(b)   Limitation on Total Acquisition Fees and Acquisition Expenses.   In no event will the total of all Acquisition Fees and Acquisition Expenses with respect to a particular Investment exceed 6.0% of the “Contract Price for the Property,” as defined in the NASAA REIT Guidelines, unless a majority of the Independent Directors approves the Acquisition Fees and Acquisition Expenses and determines the transaction to be commercially competitive, fair and reasonable to the Company.
(c)   Disposition Fee.   If the Advisor or any Affiliate of the Advisor provides a substantial amount of services in connection with the sale of an Investment, as determined by a majority of the Independent Directors, the Company shall pay to the Advisor or its Affiliate a Disposition Fee equal to one-half of the brokerage commissions paid on the sale of the Investment. In no event will the Disposition Fee exceed 1.5% of the Contract Sales Price of each Investment.
The Company shall not pay a Disposition Fee for securities traded on a national securities exchange. Any Disposition Fee payable under this Section 9(c) may be paid in addition to real estate commissions paid to non-Affiliates, provided that the total real estate commissions (including such Disposition Fee) paid to all Persons by the Company for the Sale of each Real Estate Asset shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6.0% of the Contract Sales Price. Substantial assistance in connection with a Sale may include the preparation of an investment package (for example, a package including a new investment analysis, rent rolls, projections, tenant information regarding credit, a property title report, an environmental report, a structural report and exhibits) or other such substantial services performed in connection with a Sale.
The Advisor shall submit an invoice to the Company following the closing or closings of each disposition, accompanied by a computation of the Disposition Fee. Payment of the Disposition Fee to the Advisor will be deferred until the occurrence of (i) a liquidation event, (ii) an Other Liquidity Event, or (iii) the termination of the Agreement (not in connection with one of the preceding events), other than for Cause, or non-renewal of this Agreement. The deferred disposition fees will accrue interest at a cumulative, non-compounded rate of 6.0% per annum.
The Disposition Fee shall be paid to an Affiliate of the Advisor that is registered as a FINRA member broker-dealer if applicable laws or regulations prohibit such payment to be made to a Person that is not a FINRA member broker-dealer.
(d)   Asset Management Fee.   The Advisor shall receive an Asset Management Fee as compensation for services rendered in connection with the management of the Company’s assets as set forth in Section 3(c) hereof. The quarterly Asset Management Fee payable to the Advisor will equal one-fourth of 0.75% of the adjusted cost of our assets and amounts actually paid or allocated in respect of the acquisition of loans, before reduction for depreciation, amortization, impairment charges, and cumulative acquisition costs charged to expense in accordance with GAAP (adjusted cost will include the purchase price, acquisition expenses, capital expenditures, and other customarily capitalized costs).
The Advisor shall submit a quarterly invoice to the Company, accompanied by a computation of the Asset Management Fee for the applicable period. The Asset Management Fee will be payable to the Advisor quarterly in arrears, based on the adjusted cost on the last date of the prior quarter, adjusted for appropriate closing dates for individual Investments. Payment of the Asset Management Fee will be deferred on a quarterly basis if at any time all accumulated, accrued, and unpaid 6% distributions have not been paid in full to the holders of the K-I Shares, K Shares, K-T Shares and any Parity Security. Any such deferred Asset Management Fees will accrue interest at a cumulative, non-compounded rate of 6.0% per annum.
Before the payment of special distributions on account of any “excess cash” (as described in the Articles of Incorporation), any deferred and unpaid Asset Management Fees, plus all interest accrued thereon, will be paid to the Advisor, but only after the holders of the K-I Shares, K Shares and K-T Shares and any Parity Security have been paid the full amount of any unpaid, accrued and unpaid distributions on the K-I Shares, K Shares, K-T Shares and any Parity Security.
Upon a liquidation event, any deferred and unpaid Asset Management Fees, plus all interest accrued thereon, will be paid to the Advisor only after the holders of the K-I Shares, K Shares, K-T Shares and any Parity Security have been paid the full Liquidation Preference due on the K-I Shares, K Shares, and K-T Shares. Upon an Other Liquidity Event, if the deemed liquidation value of the Company exceeds the Liquidation Preference payable to the holders of K-I Shares, K Shares, K-T Shares and any Parity Security, the Advisor will receive consideration equal to all of the deferred Asset Management fees, plus all interest accrued thereon. Upon a Non-Cause Termination, at the time of such Non-Cause Termination, the deferred Asset Management Fees, plus all interest accrued thereon, will be paid to the Advisor. Upon a termination for Cause, the deferred Asset Management Fees, will remain an obligation of the Company and will continue to accrue interest, and will be paid upon a later liquidation or Other Liquidity Event if the conditions, for the payment, at that time, as described above in this Section 9(d) are met.
(e)   Form of Payment.   Except if a form of payment is specifically provided for, the Company’s Board may, in its sole discretion, elect to have any of the fees paid pursuant to this Section 9, in whole or in part, in cash, except as provided in Section 20.
10.   EXPENSES.   In addition to the compensation paid to the Advisor pursuant to Section 9 hereof, the Company or the Operating Partnership shall pay directly or reimburse the Advisor for all of the expenses paid or incurred by the Advisor or its Affiliates in connection with the services it provides to the Company and the Operating Partnership pursuant to this Agreement, including, but not limited to:
(a)   Organization and Offering Expenses; provided, however, that the Company shall not reimburse the Advisor to the extent such reimbursement would cause the total amount of Organization and Offering Expenses attributable to the Public Offering paid by the Company and the Operating Partnership to exceed 15.0% of the Gross Proceeds as of the termination of the Public Offering. Such reimbursement of the Advisor or its affiliates may take the form of the issuance of Common Shares to the Advisor or such affiliates, with such Common Shares valued at the applicable estimated net asset value per K Share, or may be funded with proceeds from the sale of Common Shares;
(b)   Acquisition Expenses (excluding personnel costs) incurred in connection with the selection, evaluation and acquisition of Investments (including the reimbursement of any acquisition expenses incurred by the Advisor and payable to third parties that are not Affiliates of the Company); provided, however, that the total of all Acquisition Fees and Acquisition Expenses payable in connection with a particular Investment may not exceed 6.0% of the “Contract Price for the Property,” as defined in the NASAA REIT Guidelines, unless a majority of the Independent Directors approves the Acquisition Fees and Acquisition Expenses and determines the transaction to be commercially competitive, fair and reasonable to the Company;

(c)   the actual out-of-pocket cost of goods and services used by the Company and obtained from entities not Affiliated with the Advisor;
(d)   interest and other costs for borrowed money, including discounts, points and other similar fees;
(e)   taxes and assessments on income of the Company or Investments, taxes as an expense of doing business and any other taxes otherwise imposed on the Company and its business, assets or income;
(f)   out-of-pocket costs associated with insurance obtained in connection with the business of the Company or by its officers or the Board;
(g)   expenses of managing, improving, developing and operating Real Estate Assets owned by the Company, as well as expenses of other transactions relating to an Investment, including but not limited to prepayments, maturities, workouts and other settlements of Loans and other Investments;
(h)   all out-of-pocket expenses in connection with payments to the Directors for attending meetings of the Board and Stockholders;
(i)   expenses associated with a Listing or sale or merger of the Company if the Advisor or its Affiliate provides a substantial amount of services in connection with such Listing or a sale or merger, including but not limited to the Company’s allocable share of the Advisor’s employee costs, travel and communications expenses, costs of appraisals and due diligence reports, market surveys and research, third-party brokerage or finder’s fees and other closing costs regardless of whether the Company completes any such transaction;
(j)   expenses connected with payments of Distributions;
(k)   expenses associated with the issuance and distribution of Shares and other securities of the Company, such as underwriting fees, advertising expenses, legal and accounting fees, taxes and registration fees;
(l)   expenses incurred in connections with the formation, organization and continuation of any corporation, partnership, Joint Venture or other entity through which the Company’s Investments are made or in which any such entity invests;
(m)   expenses of organizing, redomesticating converting, modifying, merging, liquidating, dissolving or terminating the Company or any subsidiary thereof or amending or revising the Articles of Incorporation or governing documents of any subsidiary;
(n)   expenses of providing services for and maintaining communications with Stockholders, including the cost of preparation, printing, and mailing annual reports and other Stockholder reports, proxy statements and other reports required by governmental entities;
(o)   personnel and related employment costs incurred by the Advisor or its Affiliates in performing the services described in Section 3 hereof, including but not limited to reasonable salaries and wages, benefits and overhead of all employees directly involved in the performance of such services, provided that no reimbursement shall be made for costs of such employees of the Advisor or its Affiliates to the extent that such employees perform services for which the Advisor receives Acquisition Fees, Asset Management Fees, or Disposition Fees and provided further that no reimbursement shall be made for personnel costs of individuals who serve as executive officers of the Company;
(p)   audit, accounting and legal fees, and other fees for professional services relating to the operations of the Company and all such fees incurred at the request, or on behalf of, the Board or any other committee of the Board;
(q)   out-of-pocket costs for the Company to comply with all applicable laws, regulations and ordinances, including without limitation, the Sarbanes-Oxley Act of 2002, as amended; and
(r)   all other out-of-pocket costs incurred by the Advisor in performing its duties hereunder.

11.   TIMING OF ADDITIONAL LIMITATIONS ON REIMBURSEMENTS TO THE ADVISOR.
(a)   Expenses incurred by the Advisor on behalf of the Company and the Operating Partnership and payable pursuant to Section 10 shall be reimbursed no less than monthly to the Advisor.
(b)   The Advisor shall prepare a statement documenting the expenses of the Company and the Operating Partnership during each month, and shall deliver such statement to the Company and the Operating Partnership within 20 days after the end of each month. The Advisor shall also prepare a statement documenting the expenses of the Company and Operating Partnership during each quarter, and shall deliver such statement to the Company and Operating Partnership within 30 days after the end of each quarter.
(c)   Commencing with the end of the fourth fiscal quarter following the fiscal quarter in which the Company completes its first Investment, the Company shall not reimburse the Advisor at the end of any fiscal quarter in which Operating Expenses for the four consecutive fiscal quarters then ended (the “Expense Year”) exceed (the “Excess Amount”) the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. Any Excess Amount paid to the Advisor during a fiscal quarter shall be repaid to the Company or, at the option of the Company, subtracted from the Operating Expenses reimbursed during the subsequent fiscal quarter. If there is an Excess Amount in any Expense Year and the Independent Directors determine that such excess was justified based on unusual and nonrecurring factors which they deem sufficient, then the Excess Amount may be carried over and included in Operating Expenses in subsequent Expense Years and reimbursed to the Advisor in one or more of such years, provided that there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such excess expenses were justified. Such determination shall be reflected in the minutes of the meetings of the Board. All figures used in the foregoing computation shall be determined in accordance with GAAP applied on a consistent basis.
12.   OTHER SERVICES.   In the event that the Board requests that the Advisor or any manager, officer or employee thereof render services for the Company other than as set forth in this Agreement, including but not limited to renovation evaluations and construction management services such services shall be approved by a majority of the Board, including a majority of the Independent Directors, on terms that are deemed fair and reasonable to the Company, subject to the limitations contained in the Articles of Incorporation, and shall not be deemed to be services pursuant to the terms of this Agreement.
13.   VOTING AGREEMENT.   The Advisor agrees that, with respect to any Shares now or hereinafter owned by it, it will not vote or consent on matters submitted to the Stockholders of the Company regarding (a) the removal of the Advisor or any of its Affiliates as the Advisor or (b) any transaction between the Company and the Advisor or any of its Affiliates. This voting restriction shall survive until such time that the Advisor or any of its Affiliates is no longer serving as the Company’s external advisor.
14.   BUSINESS COMBINATIONS.
(a)   The Company may consider becoming a self-administered REIT once the Company’s assets and income are, in the view of the Board, of sufficient size such that self-managing some or all of the functions performed by the Advisor is in the best interests of the Company and the Stockholders. If the Board should make this determination in the future, the Board shall form a special committee (the “Special Committee”) comprised entirely of Independent Directors to consider a possible business combination with the Advisor. The Board shall, subject to applicable law, delegate all of its decision-making power and authority to the Special Committee with respect to matters relating to a possible business combination with the Advisor. The Special Committee also shall be authorized to retain its own financial advisors and legal counsel to, among other things, negotiate with representatives of the Advisor regarding a possible business combination with the Advisor.
(b)   If the Board elects to self-manage some or all of the services provided by the Advisor, neither the Company nor the Operating Partnership shall pay any compensation or other remuneration to the Advisor or its Affiliates in connection with any transfer of management services. Notwithstanding the above, to the extent the Advisor or Sponsor performs substantial services or incurs costs in connection with any transition-related services performed by the Advisor, the Company, with the approval of the

Independent Directors, will pay the Advisor for such services and shall reimburse the Advisor for expenses and costs reasonably incurred as a result of such services.
15.   RELATIONSHIP OF THE PARTIES.   The Company and the Operating Partnership, on the one hand, and the Advisor on the other, are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers or impose any liability as such on either of them.
16.   OTHER ACTIVITIES OF THE ADVISOR.
(a)   Nothing herein contained shall prevent the Advisor or any of its Affiliates from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or its Affiliates; nor shall this Agreement limit or restrict the right of any director, officer, manager, member, partner, employee or shareholder of the Advisor or its Affiliates to engage in or earn fees from any other business or to render services of any kind to any other Person and earn fees for rendering such services; provided, however, that the Advisor must devote sufficient resources to the Company’s business to discharge its obligations to the Company under this Agreement. The Advisor may, with respect to any Investment in which the Company is a participant, also render advice and service to each and every other participant therein, and earn fees for rendering such advice and service. Specifically, it is contemplated that the Company may enter into joint ventures or other similar co-investment arrangements with certain Persons, and pursuant to the agreements governing such joint ventures or arrangements, the Advisor may be engaged to provide advice and service to such Persons, in which case the Advisor will earn fees for rendering such advice and service. For the avoidance of doubt, it is understood that neither the Company nor the Board has the authority to determine the salary, bonus or any other compensation paid by the Advisor to any Director, officer, member, partner, employee, or shareholder of the Advisor or its Affiliates, including any person who is also a director or officer employee of the Company.
(b)   The Advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in a manner consistent with the terms of this Agreement. The Company acknowledges that the Advisor and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company and its Affiliates.
(c)   The Advisor shall be required to use commercially reasonable efforts to present continuing and suitable investment opportunities to the Company that are consistent with the investment policies and objectives of the Company, but neither the Advisor nor any Affiliate of the Advisor shall be obligated generally to present any particular investment opportunity to the Company even if the opportunity is of character that, if presented to the Company, could be taken by the Company. In the event an investment opportunity is located, the allocation procedure set forth under the caption “Conflicts of Interest — Allocation Policy” in the Registration Statement shall govern the allocation of the opportunity among the Company and Affiliates of the Advisor. The Advisor shall be required to notify the Board at least annually of Investments that have been purchased by other entities managed by the Advisor or its Affiliates for determination by the Board that the Advisor is fairly presenting investment opportunities to the Company.
17.   THE PROCACCIANTI NAME.   The Advisor and its Affiliates have a proprietary interest in the name “Procaccianti.” The Advisor hereby grants to the Company a non-transferable, non-assignable, non-exclusive, royalty-free right and license to use the name “Procaccianti” during the term of this Agreement. Accordingly, and in recognition of this right, if at any time the Company ceases to retain the Advisor or one of its Affiliates to perform substantial advisory services for the Company, the Company will, promptly after receipt of written request from the Advisor, cease to conduct business under or use the name “Procaccianti” or any derivative thereof and the Company shall change its name and the names of any of its subsidiaries to a name that does not contain the name “Procaccianti” or any other word or words that might, in the reasonable discretion of the Advisor, be susceptible of indication of some form of relationship between the Company and the Advisor or any of its Affiliates. At such time, the Company will also make any changes to any trademarks, servicemarks or other marks necessary to remove any references to the word “Procaccianti.” Consistent with the foregoing, it is specifically recognized that the Advisor or one or more of its Affiliates has in the past and may in the future organize, sponsor or otherwise permit to exist other investment vehicles (including vehicles for investment in real estate) and financial and service organizations having “Procaccianti” as a part of their name, all without the need for any consent (and without the right to object thereto) by the Company.
18.   TERM OF AGREEMENT.   This Agreement shall have an initial term of one year from the Effective Date and may be renewed for an unlimited number of successive one-year terms upon mutual consent of the parties. The Company (acting through the Independent Directors) will evaluate the performance of the Advisor annually before renewing this Agreement (and the criteria used in such evaluation will be reflected in the minutes of the meeting of the Board), and each such renewal shall be for a term of no more than one year. Any such renewal must be approved by the Independent Directors.
19.   TERMINATION BY THE PARTIES.   This Agreement will be terminated:
(a)   immediately by the Company or the Operating Partnership for Cause or upon the bankruptcy of the Advisor;
(b)   upon 60 days’ written notice without Cause and without penalty upon approval of a majority of the Independent Directors of the Company;
(c)   upon 60 days’ written notice by the Advisor; or
(d)   automatically upon Listing.
The provisions of Sections 17 and 20 through 35 of this Agreement survive termination of this Agreement.
20.   PAYMENTS TO AND DUTIES OF ADVISOR UPON TERMINATION.
(a)   Payments
(i)   No Further Compensation.   After the Termination Date, the Advisor shall not be entitled to compensation for further services hereunder except it shall be entitled to receive from the Company or the Operating Partnership within 30 days after the effective date of such Termination Date all unpaid reimbursements of expenses payable to the Advisor prior to termination of this Agreement, subject to the 2%/25% Guidelines to the extent applicable.
(ii)   Payment Upon Listing.   If the Shares are Listed, which automatically results in a termination of this Agreement, the Company will pay the Advisor the amount it would be entitled to receive on account of deferred Asset Management Fees, Acquisition Fees, and Disposition Fees (and any accrued interest thereon) as if the Company liquidated and received liquidation proceeds equal to the Market Value of the Company. Assuming the determined Market Value was at least equal to the Liquidation Preference due on the Company’s K-I Shares, K Shares, K-T Shares and any Parity Security (excluding any Liquidation Preference associated with K shares issued in exchange for Common Shares), the Advisor will be entitled to receive an amount equal to (i) any deferred Asset Management Fees, plus any interest accrued thereon and (ii) the full Acquisition Fees and Disposition Fees previously earned, plus any interest accrued thereon, limited to the excess of the Market Value over such Liquidation Preference. These amounts may be payable in the form of a promissory note bearing interest at the then-current rate, as determined in good faith by a majority of the Board, including a majority of the Independent Directors, or in the form of Shares that were listed on a national securities exchange, valued at the same price per Share as that used to determine Market Value.
(iii)   Payment Upon a Merger or Acquisition of the Company.   If this Agreement is terminated in connection with or in contemplation of a merger or acquisition transaction, the Company will pay the Advisor the amount the Advisor would be entitled to receive as if the Company liquidated and received the net liquidation proceeds equal to the consideration to be paid to its Stockholders in such transaction. Assuming the merger or acquisition consideration was at least equal to the Liquidation Preference due on the outstanding K-I Shares, K Shares, K-T Shares and any Parity Security, the Advisor will be entitled to receive an amount equal to (i) any deferred Asset Management Fees, plus any interest accrued thereon and (ii) the full Acquisition Fees and Disposition Fees previously earned, plus any interest accrued thereon, limited to the excess of the merger or acquisition transaction consideration over the Liquidation Preference due on the outstanding K-I Shares, K Shares, K-T Shares and any Parity Security. These amounts may be payable in the form of cash or as a portion of the merger or acquisition consideration.
(iv)   Payment Upon Non-Cause Termination.   In the case of a Non-Cause Termination, the Company will be obligated to make a cash payment to the Advisor in the amount of any deferred Asset Management Fees (plus any interest accrued thereon), any deferred Acquisition Fees (plus any interest accrued thereon), and any deferred Disposition Fees (plus any interest accrued thereon), regardless of the value of the Company’s assets or net assets.
(v)   Payment Upon Termination For Cause.   If this Agreement is terminated for Cause, the Company will not have current obligations to make any payments to the Advisor. However, any deferred Asset Management Fees (plus any interest accrued thereon), deferred Acquisition Fees (plus any interest accrued thereon), and deferred Disposition Fees (plus any interest accrued thereon) would remain outstanding obligations and continue to accrue interest at a non-compounded rate of 6.0%. Such deferred fees and interest accrued thereon would be payable upon a liquidation or Other Liquidity Event as set forth in Section 9.
(b)   Duties Upon Termination.   The Advisor shall promptly upon termination:
(i)   pay over to the Company and the Operating Partnership all money collected and held for the account of the Company and the Operating Partnership pursuant to this Agreement, after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled;
(ii)   deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;
(iii)   deliver to the Board all assets, including all Investments, and documents of the Company and the Operating Partnership then in the custody of the Advisor; and
(iv)   reasonably cooperate with the Company and the Operating Partnership to provide an orderly management transition.
21.   ASSIGNMENT TO AN AFFILIATE.   This Agreement may be assigned by the Advisor to an Affiliate only with the prior written approval of a majority of the Directors (including a majority of the Independent Directors). The Advisor may assign any rights to receive fees or other payments under this Agreement to any Person without obtaining the approval of the Directors. This Agreement shall not be assigned by the Company or the Operating Partnership without the prior written consent of the Advisor, except in the case of an assignment by the Company or the Operating Partnership to a corporation, limited partnership or other organization which is a successor to all of the assets, rights and obligations of the Company or the Operating Partnership, in which case such successor organization shall be bound hereunder and by the terms of said assignment in the same manner as the Company and the Operating Partnership are bound by this Agreement.
22.   INDEMNIFICATION BY THE COMPANY AND THE OPERATING PARTNERSHIP.   The Company and the Operating Partnership shall indemnify and hold harmless the Advisor and its Affiliates, including their respective officers, directors, equity holders, partners and employees (the “Indemnitees,” and each an “Indemnitee”), from all liability, claims, damages or losses arising in the performance of their duties hereunder, and related expenses, including reasonable attorneys’ fees, to the extent such liability, claims, damages or losses and related expenses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Maryland, the Articles of Incorporation or the provisions of Section II.G of the NASAA REIT Guidelines. Any indemnification of the Advisor may be made only out of the net assets of the Company and not from Stockholders. Notwithstanding the foregoing, the Company and the Operating Partnership shall not provide for indemnification of an Indemnitee for any loss or liability suffered by such Indemnitee, nor shall they provide that an Indemnitee be held harmless for any loss or liability suffered by the Company and the Operating Partnership, unless all of the following conditions are met:
(a)   the Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interest of the Company and the Operating Partnership;
(b)   the Indemnitee was acting on behalf of, or performing services for, the Company or the Operating Partnership;
(c)   such liability or loss was not the result of negligence or misconduct by the Indemnitee; and
(d)   such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from the Stockholders.
Notwithstanding the foregoing, an Indemnitee shall not be indemnified by the Company and the Operating Partnership for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such Indemnitee unless one or more of the following conditions are met:
(e)   there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee;
(f)   such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or
(g)   a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities of the Company or the Operating Partnership were offered or sold as to indemnification for violation of securities laws.
23.   ADVANCEMENT OF LEGAL EXPENSES.   The Company or the Operating Partnership shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee as a result of any legal action for which indemnification is being sought in advance of the final disposition of a proceeding only if all of the following conditions are satisfied:
(a)   the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company or the Operating Partnership;
(b)   the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in such Stockholder’s capacity as such and a court of competent jurisdiction specifically approves such advancement; and
(c)   the Indemnitee undertakes to repay the advanced funds to the Company or the Operating Partnership, together with the applicable legal rate of interest thereon, if it is ultimately determined that such Indemnitee is found not to be entitled to indemnification.
24.   INDEMNIFICATION BY ADVISOR.   The Advisor shall indemnify and hold harmless the Company and the Operating Partnership from contract or other liability, claims, damages, taxes or losses and related expenses including attorneys’ fees, to the extent that such liability, claims, damages, taxes or losses and related expenses are not fully reimbursed by insurance and are incurred by reason of the Advisor’s bad faith, fraud, willful misfeasance, intentional misconduct, gross negligence or reckless disregard of its duties; provided, however, that the Advisor shall not be held responsible for any action of the Board in following or declining to follow any advice or recommendation given by the Advisor.
25.   PUBLICITY.   The Advisor shall not, and shall cause its Affiliates and their officers, managers, employees and members to not, make any public statements or disclosure regarding this Agreement, the duties contemplated hereunder or the business of the Company and the Operating Partnership without obtaining the prior written consent of the officers of the Company as to the form and content of such disclosure, except to the extent that such disclosure is required by law, in which case the Advisor will give the

Company sufficient prior written notice thereof to seek judicial intervention. Except as authorized in advance by the Board, only the officers of the Company shall be permitted to make public statements or disclosure on behalf of the Company.
26.   NON-SOLICITATION.   During the period commencing on the Effective Date and ending one year following the Termination Date, the Company shall not, without the Advisor’s prior written consent, directly or indirectly (a) solicit or encourage any person to leave the employment or other service of the Advisor or its Affiliates; or (b) hire on behalf of the Company or any other Person, any person who has left its employment within the one year period following the termination of that person’s employment the Advisor or its Affiliates. During the period commencing on the date hereof through and ending one year following the Termination Date, the Company will not, whether for its own account or for the account of any other Person, intentionally interfere with the relationship of the Advisor or its Affiliates with, or endeavor to entice away from the Advisor or its Affiliates, any person who during the term of the Agreement is, or during the preceding one-year period, was a tenant, co-investor, co-developer, joint venturer or other customer of the Advisor or its Affiliates.
27.   NOTICES.   Any notice, report or other communication required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report or other communication is required by the Articles of Incorporation, the Bylaws, or accepted by the party to whom it is given, and shall be given by being delivered by hand, by courier or overnight carrier or by registered or certified mail to the addresses set forth herein:
To the Directors and to the Company:	Procaccianti Hotel REIT, Inc. 1140 Reservoir Avenue Cranston, Rhode Island 02920-6320 Telephone: (401) 946-4600 Attention: Chief Executive Officer
To the Operating Partnership:	Procaccianti Hotel REIT, L.P. c/o Procaccianti Hotel REIT, Inc. 1140 Reservoir Avenue Cranston, Rhode Island 02920-6320 Telephone: (401) 946-4600 Attention: Treasurer
To the Advisor:	Procaccianti Hotel Advisors, LLC 1140 Reservoir Avenue Cranston, Rhode Island 02920-6320 Telephone: (401) 946-4600 Attention: Secretary
If delivered by hand or by courier, the date on which the notice, report or other communication is delivered shall be the date on which such delivery is made and if delivered by overnight carrier, the date on which the notice, report or other communication is received shall be the date on which such delivery is made. Any party may at any time give notice in writing to the other parties of a change in its address for the purposes of this Section 27.
28.   MODIFICATION.   This Agreement shall not be changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by the parties hereto, or their respective successors or assignees.
29.   SEVERABILITY.   The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.
30.   CONSTRUCTION.   The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

31.   ENTIRE AGREEMENT.   This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.
32.   INDULGENCES, NOT WAIVERS.   Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.
33.   GENDER.   Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.
34.   TITLES NOT TO AFFECT INTERPRETATION.   The titles of Sections and Subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.
35.   EXECUTION IN COUNTERPARTS.   This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.
[Signatures on following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Advisory Agreement as of the date and year first written above.
PROCACCIANTI HOTEL REIT, INC.
By:
	Name:	James Procaccianti
	Title:	Chief Executive Officer
PROCACCIANTI HOTEL REIT, L.P.
By:	Procaccianti Hotel REIT, Inc., its General Partner
By:
	Name:	James Procaccianti
	Title:	Chief Executive Officer
PROCACCIANTI HOTEL ADVISORS, LLC
By:
	Name:	Elizabeth A. Procaccianti
	Title:	Manager
Signature Page to Amended and Restated Advisory Agreement

NAME & ADDRESS HERE BARCODE HERE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. NAME & ADDRESS HERE CONTROL NUMBER ☐ Address Change: (If you noted any address changes above, please mark box.) 2025 Annual Meeting of Stockholders For stockholders of record as of October 14, 2025 PROCACCIANTI HOTEL REIT, INC. DATE/TIME: Friday, December 19, 2025 at 10:00 A.M. Eastern Time PLACE: 1140 Reservoir Avenue, Cranston, RI 02920-6320 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:59 P.M. Eastern Time, December 18, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Procaccianti Hotel REIT, Inc., a Maryland corporation, hereby appoints James A. Procaccianti, Gregory Vickowski, and Ron Hadar, and each of them, as proxies of the undersigned with full power of substitution in each of them as determined by the Board of Directors of Procaccianti Hotel REIT, Inc., on behalf and in the name of the undersigned, to attend the 2025 Annual Meeting of Stockholders of Procaccianti Hotel REIT, Inc., to be held on December 19, 2025 at 10:00 a.m. ET, at the offices of Procaccianti Hotel REIT, Inc., located at 1140 Reservoir Avenue, Cranston, RI 02920-6320, and any and all adjournments and postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION. THE NAMED PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. Signature Date Title Signature (Joint Owners) Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. PROXY VOTING INSTRUCTIONS ONLINE - https://www.fcrvote.com/PRXK • Cast your vote online • Have your Proxy Card ready • Follow the instructions to record your vote PHONE - 1-866-402-3905 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the recorded instructions LIVE AGENT - 1-855-206-1341 • Speak to a live agent and vote on a recorded line MAIL • Mark, sign, and date your Proxy Card • Detach and return your Proxy Card in the postage-paid envelope provided Scan QR Code for Digital Voting CONTROL NUMBER As a stockholder of Procaccianti Hotel REIT, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. EST on Thursday, December 18, 2025.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 19, 2025 The Proxy Statement is available at: https://web.viewproxy.com/PRXK To vote, you are encouraged to mark your selection by checking the appropriate box (SEE BELOW). However, if you wish to vote in line with the recommendations of the Board of Directors, you may leave the boxes unmarked. Important: Your shares cannot be voted unless you sign and return this card (see reverse side for signature line). To vote, fill in the boxes with blue or black ink. Example: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE IN PROPOSAL 1 AND “FOR” ON PROPOSAL 2. 1. To consider and vote upon the re-election of five directors to hold office until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify. NOMINEES FOR WITHHOLD (1.01) James A. Procaccianti ☐ ☐ (1.02) Gregory Vickowski ☐ ☐ (1.03) Lawrence Aubin ☐ ☐ (1.04) Thomas R. Engel ☐ ☐ (1.05) Ronald S. Ohsberg ☐ ☐ 2. To consider and vote upon the second amendment and restatement of the advisory agreement with Procaccianti Hotel Advisors, LLC, our Advisor. FOR ☐ AGAINST ☐ ABSTAIN ☐